                                                               Exhibit 10.25
                                                               -------------

                                                        FINAL EXECUTION COPY




                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN
                        APPLIED DIGITAL SOLUTIONS, INC.,

                           DIGITAL ANGEL CORPORATION,

                       MEDICAL ADVISORY SYSTEMS, INC. AND

                          ACQUISITION SUBSIDIARY, INC.

                          DATED AS OF NOVEMBER 1, 2001

                                      TABLE OF CONTENTS
                                                                                         Page
                                                                                         ----
AGREEMENT AND PLAN OF MERGER

ARTICLE I. THE MERGER; THE CONTRIBUTION; CLOSING............................................2

1.1. The Merger and Contribution............................................................2
     ---------------------------
1.2. Directors and Officers.................................................................3
     ----------------------
1.3. Articles of Incorporation and Bylaws...................................................3
     ------------------------------------
1.4. Certificate of MAS.....................................................................3
     ------------------

ARTICLE II. EFFECT OF THE MERGER ON SECURITIES OF MAS AND DA................................3

2.1. MAS Common Stock.......................................................................3
     ----------------
2.2. Conversion of DA Stock.................................................................3
     ----------------------
2.3. Options................................................................................4
     -------
2.4. Conversion of Acquisition Subsidiary Stock.............................................4
     ------------------------------------------

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF MAS..........................................4
             -------------------------------------
3.1.  Organization and Good Standing........................................................4
      ------------------------------
3.2.  Capitalization........................................................................5
      --------------
3.3.  Subsidiaries..........................................................................5
      ------------
3.4.  Authorization; Binding Agreement......................................................6
      --------------------------------
3.5.  Governmental Approvals................................................................6
      ----------------------
3.6.  No Violations.........................................................................7
      -------------
3.7.  Securities Filings and Litigation.....................................................7
      ---------------------------------
3.8.  Financial Statements..................................................................8
      --------------------
3.9.  Absence of Certain Changes............................................................8
      --------------------------
3.10. Related Party Transactions............................................................9
      --------------------------
3.11. Compliance with Laws..................................................................9
      --------------------
3.12. Permits...............................................................................9
      -------
3.13. Finders and Investment Bankers........................................................9
      ------------------------------
3.14. Material Contracts....................................................................9
      ------------------
3.15. Employee Benefit Plans...............................................................10
      ----------------------
3.16. Taxes and Returns....................................................................11
      -----------------
3.17. No Adverse Actions...................................................................12
      ------------------
3.18. Fairness Opinion.....................................................................12
      ----------------
3.19. HSR Act..............................................................................12
      -------
3.20. Intellectual Property................................................................13
      ---------------------
3.21. Undisclosed Liabilities..............................................................13
      -----------------------
3.22. Environmental Matters................................................................13
      ---------------------
3.23. Corporate Records....................................................................14
      -----------------
3.24. Real Property........................................................................14
      -------------
3.25. Title to and Condition of Personal Property..........................................14
      -------------------------------------------
3.26. Labor Matters........................................................................15
      -------------
3.27. Insurance............................................................................15
      ---------
3.28. Disclosure...........................................................................15
      ----------

                                       i

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

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF ADSX.........................................15
            --------------------------------------
4.1.  Organization and Good Standing.......................................................16
      ------------------------------
4.2.  Capitalization.......................................................................16
      --------------
4.3.  Subsidiaries.........................................................................17
      ------------
4.4.  Authorization; Binding Agreement.....................................................18
      --------------------------------
4.5.  Governmental Approvals...............................................................18
      ----------------------
4.6.  No Violations........................................................................18
      -------------
4.7.  Securities Filings and Litigation....................................................19
      ---------------------------------
4.8.  Financial Statements.................................................................19
      --------------------
4.9.  Absence of Certain Changes or Events.................................................20
      ------------------------------------
4.10. Related Party Transactions...........................................................20
      --------------------------
4.11. Compliance with Laws.................................................................20
      --------------------
4.12. Permits..............................................................................20
      -------
4.13. Finders and Investment Bankers.......................................................21
      ------------------------------
4.14. Material Contracts...................................................................21
      ------------------
4.15. Employee Benefit Plans...............................................................21
      ----------------------
4.16. Taxes and Returns....................................................................22
      -----------------
4.17. No Adverse Actions...................................................................23
      ------------------
4.18. Investment Intent....................................................................24
      -----------------
4.19. Intellectual Property................................................................24
      ---------------------
4.20. Undisclosed Liabilities..............................................................24
      -----------------------
4.21. Environmental Matters................................................................24
      ---------------------
4.22. Corporate Records....................................................................25
      -----------------
4.23. Real Property........................................................................25
      -------------
4.24. Title to and Condition of Personal Property..........................................25
      -------------------------------------------
4.25. Labor Matters........................................................................26
      -------------
4.26. Insurance............................................................................26
      ---------
4.27. Disclosure...........................................................................26
      ----------

ARTICLE V. ADDITIONAL COVENANTS OF MAS.....................................................27
           ---------------------------
5.1.  Conduct of Business of MAS and the MAS Subsidiaries..................................27
      ---------------------------------------------------
5.2.  Notification of Certain Matters......................................................29
      -------------------------------
5.3.  Access and Information...............................................................29
      ----------------------
5.4.  Stockholder Approval.................................................................29
      --------------------
5.5.  Reasonable Best Efforts..............................................................30
      -----------------------
5.6.  Public Announcements.................................................................30
      --------------------
5.7.  Compliance...........................................................................30
      ----------
5.8.  Tax Treatment........................................................................30
      -------------
5.9.  MAS Benefit Plans....................................................................30
      -----------------
5.10. No Solicitation of Acquisition Proposal..............................................31
      ---------------------------------------
5.11. SEC and Stockholder Filings..........................................................32
      ---------------------------
5.12. Takeover Statutes....................................................................32
      -----------------
5.13. Comfort Letters......................................................................32
      ---------------
5.14. MAS Charter Amendment................................................................32
      ---------------------
                                      ii

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

ARTICLE VI ADDITIONAL COVENANTS OF ADSX....................................................33

6.1.  Conduct of Business of DA, the DA Subsidiaries and the Other Subsidiaries............33
      -------------------------------------------------------------------------
6.2.  Notification of Certain Matters......................................................35
      -------------------------------
6.3.  Access and Information...............................................................35
      ----------------------
6.4.  Reasonable Best Efforts..............................................................36
      -----------------------
6.5.  Public Announcements.................................................................36
      --------------------
6.6.  Compliance...........................................................................36
      ----------
6.7.  Tax Treatment........................................................................36
      -------------
6.8.  DA Benefit Plans.....................................................................36
      ----------------
6.9.  No Solicitation of Acquisition Proposal..............................................37
      ---------------------------------------
6.11. SEC and Stockholder Filings..........................................................38
      ---------------------------
6.12. Takeover Statutes....................................................................38
      -----------------
6.13. Comfort Letters......................................................................38
      ---------------
6.14. Indemnification......................................................................38
      ---------------

ARTICLE VII. PROXY STATEMENT...............................................................39
             ---------------

ARTICLE VIII. CONDITIONS...................................................................40
              ----------
8.1. Conditions to Each Party's Obligations................................................40
     --------------------------------------
  8.1.1. MAS Stockholder Approval..........................................................40
         ------------------------
  8.1.2. No Injunction or Action...........................................................40
         -----------------------
  8.1.3. Governmental Approvals............................................................40
         ----------------------
  8.1.4. Required Consents.................................................................40
         -----------------
  8.1.5. Tax Opinion.......................................................................41
         -----------
8.2. Conditions to Obligations of MAS and Acquisition Subsidiary...........................41
     -----------------------------------------------------------
  8.2.1. ADSX Representation and Warranties................................................41
         ----------------------------------
  8.2.2. Performance by ADSX and DA........................................................41
         --------------------------
  8.2.3. Absence of Certain Liens..........................................................41
         ------------------------
  8.2.4. No Material Adverse Change........................................................41
         --------------------------
  8.2.5. Certificates and other Deliveries.................................................41
         ---------------------------------
  8.2.6. Opinion of ADSX Counsel...........................................................42
         -----------------------
  8.2.7. Financial Opinion.................................................................42
         -----------------
8.3. Conditions to Obligations of ADSX and DA..............................................42
     ----------------------------------------
  8.3.1. MAS Representations and Warranties................................................42
         ----------------------------------
  8.3.2. Performance by MAS and Acquisition Subsidiary.....................................42
         ---------------------------------------------
  8.3.3. No Material Adverse Change........................................................42
         --------------------------
  8.3.4. Certificates and Other Deliveries.................................................42
         ---------------------------------
  8.3.5. Opinion of MAS Counsel............................................................43
         ----------------------
  8.3.6. Registration Rights Agreement.....................................................43
         -----------------------------
  8.3.7. AMEX Listing......................................................................43
         ------------

ARTICLE IX. TERMINATION AND ABANDONMENT....................................................43
            ---------------------------
9.1. Termination...........................................................................43
     -----------
9.2. Effect of Termination.................................................................44
     ---------------------

ARTICLE X. MISCELLANEOUS...................................................................44
           -------------
10.1.  Confidentiality.....................................................................44
       ---------------
10.2.  Amendment and Modification..........................................................45
       --------------------------

                                      iii

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

10.3.  Waiver of Compliance; Consents......................................................45
       ------------------------------
10.4.  Survival of Representations and Warranties..........................................45
       ------------------------------------------
10.5.  Notices.............................................................................46
       -------
10.6.  Binding Effect; Assignment..........................................................47
       --------------------------
10.7.  Expenses............................................................................47
       --------
10.8.  Governing Law.......................................................................47
       -------------
10.9.  Counterparts........................................................................47
       ------------
10.10. Interpretation......................................................................47
       --------------
10.11. Entire Agreement....................................................................48
       ----------------
10.12. Specific Performance................................................................48
       --------------------
10.13. Third Parties.......................................................................48
       -------------

Exhibit A      Other Subsidiaries
---------

Exhibit B      Interested Stockholders
---------

Exhibit C      Consent of IBM Credit Corporation
---------

Exhibit D      Registration Rights Agreement
---------

                        AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement") is made and
                                              ---------
entered into as of November 1, 2001, by and among Applied Digital Solutions, Inc., a Missouri corporation ("ADSX"), Digital Angel Corporation, a
                               ----
Delaware corporation and wholly owned subsidiary of ADSX ("DA"), Medical
                                                           --
Advisory Systems, Inc., a Delaware corporation ("MAS"), and Acquisition
                                                 ---
Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of MAS ("Acquisition Subsidiary").
  ----------------------
                                  Recitals
                                  --------

     A. ADSX currently owns approximately 16.5% of the issued and outstanding capital stock of MAS and is now the single largest stockholder in MAS. ADSX currently controls two of the seven board seats of the Board of Directors of MAS. ADSX and MAS have discussed and considered the benefits to their respective stockholders of the transactions contemplated by this Agreement. The Board of Directors of MAS has appointed a Special Committee of Directors for purposes of considering the transactions contemplated by this Agreement.

     B. The Board of Directors of MAS and the Board of Directors of ADSX have analyzed and determined that the value of DA and the Other Subsidiaries (herein defined) is approximately $150,000,000, which equates to a value of each share of the issued and outstanding capital stock of MAS of $8, prior to the effect of outstanding DA Options (herein defined), notwithstanding the current market price of such stock.

     C. The Board of Directors of MAS has approved and deems it advisable and in the best interests of MAS and its stockholders to consummate (i) the merger of Acquisition Subsidiary with and into DA provided for herein (the "Merger"), pursuant to which the issued and outstanding shares of DA owned
 ------
by ADSX will be converted into 18,750,000 shares of MAS common stock, and
(ii) the contribution by ADSX of its ownership interest in the common stock of certain subsidiaries of ADSX, as set forth in Exhibit A hereto and incorporated herein by reference (collectively the "Other Subsidiaries"), to
                                                    ------------------
MAS (the "Contribution") (the Merger and the Contribution, collectively, the
          ------------
"Transaction"), upon the terms and subject to the conditions set forth
 -----------
herein. The Boards of Directors of Acquisition Subsidiary, ADSX and DA have approved and deem it advisable and in the best interests of their respective companies and their respective stockholders to consummate the Merger and the Contribution upon the terms and subject to the conditions set forth herein. The Special Committee of the Board of Directors of MAS has determined that the Transaction and the Transaction Consideration (as defined below) are fair to the stockholders of MAS excluding the stockholders set forth on Exhibit B (the "Interested Stockholders") (the stockholders of MAS excluding
                -----------------------
the Interested Stockholders are referred to herein as the "Public
                                                           ------
Stockholders").
------------
     D. For federal income tax purposes, it is intended that the Merger be treated as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code") and that the Contribution be treated as a tax free contribution
      ----
under Section 351 of the Code.

     E. ADSX, DA, MAS and Acquisition Subsidiary desire to make certain representations, warranties, covenants and agreements in connection with the Transaction.

     NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                 ARTICLE I.
                   THE MERGER; THE CONTRIBUTION; CLOSING

     1.1. The Merger and Contribution. Upon the terms and subject to the
          ---------------------------
conditions set forth in this Agreement:

     (a) At the Effective Time (defined below) of the Merger, Acquisition Subsidiary shall be merged with and into DA in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL").
                                                                    ----
DA shall be the surviving corporation in the Merger (the "Surviving
                                                          ---------
Corporation") and shall continue its corporate existence under the laws of
-----------
the State of Delaware. After the Effective Time of the merger, the separate corporate existence of Acquisition Subsidiary shall cease. The Merger shall have the effects as set forth in the DGCL.

     (b) Immediately after the Effective Time of the Merger, to effect the Contribution, ADSX shall deliver to MAS certificates, duly endorsed or accompanied by duly executed stock powers, evidencing ADSX's ownership interest in the common stock of the Other Subsidiaries as set forth in Exhibit A attached hereto and incorporated herein by reference (collectively, the "Other Subsidiaries Common Stock"), free and clear of all
                    -------------------------------
security interests, claims and restrictions. As a result, the Other Subsidiaries shall become subsidiaries of MAS.

     (c)  The closing of the Transaction (the "Closing") shall take place
                                               -------
(a) at the offices of Bryan Cave LLP, One Metropolitan Square, Suite 3600, St. Louis, Missouri, at 10:00 a.m. local time, on the fifth business day following the day on which the last of the conditions set forth in Article VIII (excluding conditions that, by their terms, cannot be satisfied until the Closing Date, but subject to the fulfillment or waiver of such conditions) shall be fulfilled or waived in accordance herewith, or (b) at such other time, date or place as ADSX and MAS may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."
                                                      ------------

     (d)  As soon as practicable following the Closing, the parties shall
(i) file with the Secretary of State of Delaware a certificate of merger with respect to the Merger (the "Certificate of Merger") in such form as is
                                 ---------------------
required by and executed in accordance with the DGCL and (ii) make all other filings or recordings required under the laws of Delaware in order to effect the purposes of this Agreement. The Merger shall become effective at the date and time of the filing of the Certificate of Merger (or such other date and time as may be agreed to by ADSX and MAS and specified in the Certificate of Merger as may be permitted by the DGCL). The consummation of the Contribution shall be conditioned on the consummation of the Merger. The time at which the Merger becomes effective is referred to in this Agreement as the "Effective Time."
        --------------

     (e) As soon as practicable following the Effective Time of the Merger and the consummation of the Contribution, the parties shall cooperate to change the name of the Surviving Corporation to "Digital Angel Acquisition Corp." and the name of MAS to "Digital Angel Corporation."

     1.2. Directors and Officers. The directors of DA immediately prior to
          ----------------------
the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time and until their successors are duly appointed or elected in accordance with the laws of Delaware or until their earlier death, resignation or removal. The officers of DA immediately prior to the Effective Time shall continue as the officers of the Surviving Corporation and after the Effective Time until such time as their successors shall be duly elected or appointed in accordance with the laws of Delaware or until their earlier death, resignation or removal.

     1.3. Articles of Incorporation and Bylaws. The articles of
          ------------------------------------
incorporation and bylaws of DA immediately prior to the Effective Time shall be the articles of incorporation and bylaws of the Surviving Corporation as of the Effective Time.

     1.4. Certificate of MAS. Immediately prior to or at the Effective Time,
          ------------------
and subject to the terms and conditions of this Agreement and the DGCL, MAS shall cause the Amended and Restated Certificate of Incorporation of MAS to be amended and restated to change the name of MAS to "Digital Angel Corporation" and to increase the number of authorized shares of common stock to 95,000,000 shares by filing appropriate documentation (the "MAS Charter
                                                               -----------
Amendment") with the Secretary of State of the State of Delaware.
---------

                                ARTICLE II.
              EFFECT OF THE MERGER ON SECURITIES OF MAS
                                   AND DA

     2.1. MAS Common Stock. Each share of the common stock of MAS
          ----------------
outstanding immediately prior to the Effective Time shall be unaffected by the Merger.

     2.2. Conversion of DA Stock. (a) Subject to the provisions of this
          ----------------------
Agreement, pursuant to the Merger, at the Effective Time each issued and outstanding share of common stock, par value $.00005 per share, of DA
("DA Common Stock"), shall be immediately converted into 0.9375 fully paid,
  ---------------
nonassessable and newly issued shares of MAS common stock, $0.005 par value ("MAS Common Stock"), or an aggregate of 18,750,000 shares of MAS Common
  ----------------
Stock (assuming no exercise of DA Options prior to the Closing), free and clear of all security interests, claims and restrictions. The shares of MAS Common Stock to be issued to ADSX in the Merger shall be referred to as the "Transaction Consideration." As a result of the issuance of Transaction
 -------------------------
Consideration, MAS shall become a majority owned subsidiary of ADSX and the Surviving Corporation and the Other Subsidiaries shall become subsidiaries of MAS and second-tier subsidiaries, of ADSX.

     (b) Notwithstanding anything contained in this section to the contrary, each share of DA Common Stock issued and held in DA's treasury or by any of DA's subsidiaries immediately prior to the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall be canceled and retired without payment of any consideration therefor.

     2.3. Options. At the Effective Time, each option granted by DA to
          -------
purchase shares of DA Common Stock (the "DA Options") which is outstanding
                                         ----------
and unexercised immediately prior to the Effective Time shall either be assumed by MAS or converted into an option ("New MAS Options") to purchase
                                             ---------------
shares of MAS Common Stock having the same terms and conditions as are in effect immediately prior to the Effective Time (including such terms and conditions as may be incorporated by reference into the agreements evidencing DA Options pursuant to the plans or arrangements pursuant to which such DA Options were granted and taking into account the provisions of
Section 6.8 hereof) except that the exercise price and number of shares issuable upon exercise shall be divided and multiplied, respectively by 0.9375.

     2.4. Conversion of Acquisition Subsidiary Stock. At the Effective Time,
          ------------------------------------------
by virtue of the Merger and without any action on the part of any of the parties, each share of the common stock of Acquisition Subsidiary outstanding immediately prior to the Effective Time shall become one share of common stock of the Surviving Corporation of the Merger.

                                ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF MAS
                   -------------------------------------

     MAS represents and warrants to ADSX that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedule delivered by MAS to ADSX and attached hereto and incorporated herein by reference (the "MAS Disclosure Schedule") or as otherwise
                          -----------------------
expressly contemplated by this Agreement.

     3.1. Organization and Good Standing. MAS is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. Each of the subsidiaries of MAS, including Acquisition Subsidiary (each an "MAS Subsidiary" and collectively, the "MAS
                     --------------                         ---
Subsidiaries"), is a corporation duly organized, validly existing and in
------------
good standing under the laws of the jurisdiction of its incorporation. Each of MAS and the MAS Subsidiaries is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have an MAS Material Adverse Effect. For purposes of this Agreement, "MAS Material Adverse Effect" shall mean a material adverse effect on
 ---------------------------
(i) the business, assets, condition (financial or otherwise), properties, liabilities, or the results of operations of MAS and the MAS Subsidiaries, taken as a whole, provided, however, that no change or effect arising out of
                  --------  -------
or in connection with or resulting from any of the following shall be deemed by it or by themselves, either alone or in combination, to constitute or contribute to an MAS Material Adverse Effect: (A) general economic conditions or changes therein, (B) financial market conditions or fluctuations, or (C) any action, change, effect, circumstances or condition expressly required by this Agreement or directly and demonstrably attributable to the execution, performance or announcement of this Agreement or the transactions contemplated hereby; (ii) the ability of MAS or Acquisition Subsidiary to perform its obligations set forth in this Agreement; or (iii) the ability of MAS or Acquisition Subsidiary to timely consummate the transactions contemplated by this Agreement. MAS and the MAS Subsidiaries have all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on their respective businesses as now being conducted and necessary to own, operate and lease their properties and assets except where the failure to have such power, licenses, authorizations, consents and approvals would not have an MAS Material Adverse Effect.

     3.2. Capitalization. As of the date hereof, the authorized capital
          --------------
stock of MAS consists of 10,000,000 shares of MAS Common Stock and 1,000,000 shares of preferred stock, par value $1.75 per share. Of such authorized shares, as of the date hereof, there are issued and outstanding 5,121,230 shares of MAS Common Stock, 50,000 shares of MAS Common Stock are issued and held in the treasury of MAS, no shares of preferred stock have been designated or issued, or are outstanding and no other capital stock of MAS is issued or outstanding. As of the date hereof, the authorized capital stock of Acquisition Subsidiary consists of 100 shares of common stock,
1.00 par value ("Acquisition Subsidiary Common Stock"), and no shares of
                 -----------------------------------
preferred stock. Of such authorized shares, as of the date hereof, there are issued and outstanding 10 shares of Acquisition Subsidiary Common Stock, no shares of Acquisition Subsidiary Common Stock are issued and held in the treasury of MAS and no other capital stock of Acquisition Subsidiary is issued or outstanding. All issued and outstanding shares of MAS Common Stock and Acquisition Subsidiary Common Stock are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued free of preemptive rights in compliance with applicable corporate and securities Laws (as hereinafter defined). Except as set forth in the MAS Disclosure Schedule, as of the date hereof there are no outstanding rights, including stock appreciation rights, subscriptions, warrants, puts, calls, unsatisfied preemptive rights, options or other agreements of any kind relating to, or the value of which is tied to the value of, any of the outstanding, authorized but not issued, unauthorized or treasury shares of the capital stock or any other security of MAS or Acquisition Subsidiary, and there is no authorized or outstanding security of any kind convertible into or exchangeable for any such capital stock or other security. All of the outstanding rights, including stock appreciation rights, subscriptions, warrants, puts, calls, unsatisfied preemptive rights, options or other agreements of any kind relating to, or the value of which is tied to the value of, any of the outstanding, authorized but not issued, unauthorized or treasury shares of the capital stock or any other security of MAS or Acquisition Subsidiary have been duly authorized and issued in accordance with all applicable Law. Except as set forth in the MAS Disclosure Schedule, there are no security interests, claims or restrictions upon the transfer of or otherwise pertaining to the securities (including, but not limited to, the ability to pay dividends thereon) of MAS and the MAS Subsidiaries or the ownership thereof other than those imposed by the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"),
                                                        --------------
the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), applicable state securities
                             ------------
Laws or applicable corporate Law.

     3.3. Subsidiaries. Each MAS Subsidiary is wholly owned by MAS and all
          ------------
of the capital stock and other interests of the MAS Subsidiaries so held by MAS are directly or indirectly owned by it, free and clear of any claim, lien, encumbrance, security interest or agreement with respect thereto. All of the outstanding shares of capital stock in each of the MAS Subsidiaries directly or indirectly held by MAS are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued free of preemptive rights in compliance with applicable corporate and securities Laws. There are no irrevocable proxies or similar obligations with respect to such capital stock of the MAS Subsidiaries held by MAS and no equity securities or other interests of any of the MAS Subsidiaries are or may become required to be issued or purchased by reason of any options, warrants, rights to subscribe to, puts, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any MAS Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any MAS Subsidiary is bound to issue additional shares of its capital stock, or options, warrants or rights to purchase or acquire any additional shares of its capital stock or securities convertible into or exchangeable for such shares. Acquisition Subsidiary is directly and wholly owned by MAS and was recently organized under Delaware law solely for purposes of the Transaction. Acquisition Subsidiary has no assets or liabilities and has not engaged in any business or activities other than as contemplated by this Agreement.

     3.4. Authorization; Binding Agreement. (a) MAS and Acquisition
          --------------------------------
Subsidiary each have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, the Merger and the MAS Charter Amendment, have been duly and validly authorized by the Board of Directors of MAS and the Board of Directors of Acquisition Subsidiary and by MAS as the sole stockholder of Acquisition Subsidiary, and no other corporate proceedings on the part of MAS or any MAS Subsidiary are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby (other than the approval and adoption of the MAS Charter Amendment and this Agreement and the transactions contemplated hereby including the Merger by the stockholders of MAS in accordance with the DGCL and the Amended and Restated Certificate of Incorporation and Bylaws of MAS). This Agreement has been duly and validly executed and delivered by MAS and Acquisition Subsidiary and constitutes the legal, valid and binding agreements of MAS and Acquisition Subsidiary, enforceable against each of MAS and Acquisition Subsidiary in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity ("Enforceability Exceptions").
                       -------------------------

     (b) The only vote of any class or series of capital stock of MAS necessary to adopt or approve the Charter Amendment is a majority of the outstanding shares of MAS Common Stock. The only vote of any class or series of capital stock of MAS necessary to adopt or approve the Merger, this Agreement and the transactions contemplated by this Agreement is at least
66 2/3% of the outstanding shares of MAS Common Stock which are not owned by the Interested Stockholders.

     3.5. Governmental Approvals. No consent, approval, waiver or
          ----------------------
authorization of, notice to or declaration or filing with ("Consent") any
                                                            -------
nation or government, any state or other political subdivision thereof, any person, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government including, without limitation, any governmental or regulatory authority, agency, department, board, commission or instrumentality, any court, tribunal or arbitrator and any self-regulatory organization ("Governmental
                                                              ------------
Authority") on the part of MAS or any of the MAS Subsidiaries is required in
---------
connection with the execution or delivery by MAS of this Agreement or the consummation of the

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

transactions contemplated hereby other than (i) the filing of the Certificate of Merger and the MAS Charter Amendment with the Secretary of State of the State of Delaware in accordance with the DGCL, (ii) the filing of the definitive Proxy Statement (as defined herein) with the Securities and Exchange Commission ("SEC"), and (iii) such other Consents the failure
                          ---
of which to obtain will not have an MAS Material Adverse Effect.

     3.6. No Violations. The execution and delivery of this Agreement, the
          -------------
consummation of the transactions contemplated hereby and compliance by MAS with any of the provisions hereof will not (i) conflict with or result in any breach of any provision of the Articles and/or Certificate of Incorporation or Bylaws or other governing instruments of MAS or any of the MAS Subsidiaries, (ii) require any Consent under or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or augment the performance required) under any of the terms, conditions or provisions of any MAS Material Contract (as hereinafter defined) or other material obligation to which MAS or any MAS Subsidiary is a party or by which any of them or any of their properties or assets may be bound, (iii) result in the creation or imposition of any lien or encumbrance of any kind upon any of the assets of MAS or any MAS Subsidiary, or (iv) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.5, above, contravene any applicable provision of any constitution, treaty, statute, law, code, rule, regulation, ordinance, policy or order of any Governmental Authority or other matters having the force of law including, but not limited to, any orders, decisions, injunctions, judgments, awards and decrees of or agreements with any court or other Governmental Authority ("Law") currently in effect to which MAS or
                                  ---
any MAS Subsidiary or its or any of their respective assets or properties are subject, except in the case of clauses (ii), (iii) and (iv) above, for any deviations from the foregoing which do not or would not reasonably be expected to have an MAS Material Adverse Effect.

     3.7. Securities Filings and Litigation. (a) MAS has made available to
          ---------------------------------
ADSX true and complete copies of (i) its Annual Reports on Form 10-K or
Form 10-KSB, as amended, for the years ended October 31, 1998, 1999 and 2000, as filed with the SEC, (ii) its proxy statements relating to all of the meetings of stockholders (whether annual or special) of MAS since
October 31, 1998, as filed with the SEC, and (iii) all other reports, statements and registration statements and amendments thereto (including, without limitation, Quarterly Reports on Form 10-Q or Form 10-QSB and
Current Reports on Form 8-K, as amended) filed by MAS with the SEC since October 31, 1998. The reports and statements set forth in clauses (i) through
(iii), above, and those subsequently provided or required to be provided pursuant to this section, are referred to collectively herein as the
"MAS Securities Filings." As of their respective dates, or as of the date of
 ----------------------
the last amendment thereof, if amended after filing, none of the MAS Securities Filings (including all schedules thereto and disclosure documents incorporated by reference therein), contained or, as to MAS Securities Filings subsequent to the date hereof, will contain any untrue statement of a material fact or omitted or, as to MAS Securities Filings subsequent to the date hereof, will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the MAS Securities Filings was filed in a timely manner and at the time of filing or as of the date of the last amendment thereof, if amended after filing, complied or, as to MAS

Securities Filings subsequent to the date hereof, will comply in all material respects with the Exchange Act or the Securities Act, as applicable.

     (b) There is no action, cause of action, claim, demand, suit, proceeding, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, by or before any court, tribunal, arbitrator or other Governmental Authority ("Litigation") pending or, to the knowledge of MAS, threatened against MAS
  ----------
or any of its subsidiaries, any officer, director, employee or agent thereof, in his or her capacity as such, or as a fiduciary with respect to any Benefit Plan (as defined herein) of MAS or any of its subsidiaries or otherwise relating to MAS or any of its subsidiaries or the securities of any of them, or any properties or rights of MAS or any of its subsidiaries or any Benefit Plan of MAS or any of its subsidiaries which is required to be described in any MAS Securities Filing that is not so described. No event has occurred as a consequence of which MAS would be required to file a Current Report on Form 8-K pursuant to the requirements of the Exchange Act as to which such a report has not been timely filed with the SEC. Any reports, statements and registration statements and amendments thereof (including, without limitation, Annual Reports on Form 10-K or Form 10-KSB, Quarterly Reports on Form 10-Q or Form 10-QSB and Current Reports on Form 8-K, as amended) filed by MAS with the SEC after the date hereof shall be provided to ADSX on or prior to the date of such filing.

     3.8. Financial Statements. The audited consolidated financial
          --------------------
statements and unaudited interim financial statements of MAS included in the MAS Securities Filings (the "MAS Financial Statements") have been prepared
                             ------------------------
in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and present fairly, in all material respects, the financial position of MAS and the MAS Subsidiaries as at the dates thereof and the results of their operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments, any other adjustments described therein and the fact that certain information and notes have been condensed or omitted in accordance with the Exchange Act.

     3.9. Absence of Certain Changes. Except as set forth in the MAS
          --------------------------
Securities Filings filed by MAS prior to the date of this Agreement, since October 31, 2000, there has not been: (i) any event, occurrence, fact, condition, change, development or effect ("Event") (except for those caused
                                           -----
by the pendency or announcement of this Agreement, or the transactions contemplated hereby) that has had or would reasonably be expected to have an MAS Material Adverse Effect; (ii) any declaration, payment or setting aside for payment of any dividend (except to MAS or any MAS Subsidiary wholly owned by MAS) or other distribution or any redemption, purchase or other acquisition of any shares of capital stock or securities of MAS or any MAS Subsidiary; (iii) any return of any capital or other distribution of assets to stockholders of MAS or any MAS Subsidiary (except to MAS or any MAS Subsidiary wholly owned by MAS); (iv) any acquisition (by merger, consolidation, acquisition of stock or assets or otherwise) of any person or business by MAS or any MAS Subsidiary; or (v) any other action or agreement or undertaking by MAS or any MAS Subsidiary that, if taken or done on or after the date hereof without ADSX's consent, would result in a breach of
Section 5.1, below.

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

     3.10. Related Party Transactions. Except as set forth in the MAS
           --------------------------
Securities Filings filed by MAS prior to the date of this Agreement, since October 31, 2000, MAS has not and none of the MAS Subsidiaries have entered into any relationship or transaction of a sort that would be required to be disclosed pursuant to Item 404 of Regulation S-K by MAS in a proxy statement in connection with an annual meeting of stockholders.

     3.11. Compliance with Laws. The business of MAS and each MAS Subsidiary
           --------------------
has been operated in compliance with all Laws applicable thereto, except for any instances of noncompliance which do not and would not reasonably be expected to have an MAS Material Adverse Effect. Without limiting the generality of the foregoing, neither MAS nor any MAS Subsidiary has conducted its business in violation of applicable Laws, tariffs, rules and regulations in any jurisdiction, foreign or domestic, which violation has had or would reasonably be expected to have an MAS Material Adverse Effect.

     3.12. Permits. MAS and the MAS Subsidiaries have all material permits,
           -------
certificates, licenses, approvals, tariffs and other authorizations required in connection with the operation of their respective businesses, and neither MAS nor any MAS Subsidiary is in violation of any such permit, certificate, license, approval, tariff or other authorization, and no proceedings are pending or, to the knowledge of MAS, threatened, to revoke or limit any such permit, certificate, license, approval, tariff or other authorization, except any such violation or proceeding which does not and would not reasonably be expected to have an MAS Material Adverse Effect.

     3.13. Finders and Investment Bankers. Neither MAS, any MAS
           ------------------------------
Subsidiaries, nor any of the officers or directors of any of them has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

     3.14. Material Contracts. MAS has made available to ADSX true and
           ------------------
accurate copies of the MAS Material Contracts, a true, complete and accurate list of which is set forth in the MAS Disclosure Schedule. For purposes of this Agreement, "MAS Material Contract" means any note, bond, mortgage,
                 ---------------------
indenture, contract, lease, license, agreement, understanding, instrument, bid or proposal, whether written or oral (each a "Contract"), entered into
                                                  --------
by MAS or any MAS Subsidiary (i) that is required to be described in or filed as an exhibit to any MAS Securities Filing; (ii) that was entered into outside the ordinary course of business; (iii) that is material to the business of MAS; (iv) pursuant to which MAS is or will be liable for an amount in excess of $25,000; or (v) which may not be terminated, without additional liability, within six months. Neither MAS nor any MAS Subsidiary is a party or is subject to any Contract required to be described in or filed as an exhibit to any MAS Securities Filing that is not so described in or filed as required by the Securities Act or the Exchange Act, as the case may be. All such MAS Material Contracts are valid and binding and are in full force and effect and enforceable against MAS or such subsidiary in accordance with their respective terms, subject to the Enforceability Exceptions. Except as referenced in Section 3.6 above, (i) no Consent of any person is needed in order that each such MAS Material Contract shall continue in full force and effect in accordance with its terms without penalty, acceleration or rights of early termination by reason of the consummation of the transactions contemplated by this Agreement, except for Consents the absence of which would not have an MAS Material Adverse Effect, and (ii) neither MAS nor any of its subsidiaries is in violation or breach of or default under any such MAS Material Contract; nor to the knowledge of MAS is any other party to any such MAS Material Contract in violation or breach of or default under any such MAS Material Contract in each case where such violation or breach would have an MAS Material Adverse Effect. Neither MAS nor any MAS Subsidiary is a party to or is subject to any Contract that limits the ability of MAS or any MAS Subsidiary, or would limit the ability of ADSX or any subsidiary of ADSX after the Effective Time, to compete in or conduct any line of business or compete with any person or in any geographic area or during any period. Except as contemplated by this Agreement, Acquisition Subsidiary is not a party to any Contract.

     3.15. Employee Benefit Plans. (a) There are no Benefit Plans (as
           ----------------------
defined below) maintained or contributed to by MAS or an MAS Subsidiary under which MAS or an MAS Subsidiary could incur any material liability. A "Benefit Plan" shall include (i) an employee benefit plan as defined in
 ------------
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, together with all regulations thereunder ("ERISA"), even if,
                                                    -----
because of some other provision of ERISA, such plan is not subject to any or all of ERISA's provisions, and (ii) whether or not described in the preceding clause, (a) any pension, profit sharing, stock bonus, deferred or supplemental compensation, retirement, thrift, stock purchase, stock appreciation or stock option plan, or any other compensation, welfare, fringe benefit or retirement plan, program, policy, course of conduct, understanding or arrangement of any kind whatsoever, whether formal or informal, oral or written, providing for benefits for or the welfare of any or all of the current or former employees or agents of a specified person or their beneficiaries or dependents, (b) a multiemployer plan as defined in
Section 3(37) of ERISA (a "Multi-Employer Plan"), or (c) a multiple employer
                           -------------------
plan as defined in Section 413 of the Code.

     (b) With respect to each Benefit Plan (where applicable): MAS has made available to ADSX complete and accurate copies of (i) all plan and trust texts and agreements, insurance contracts and other funding arrangements;
(ii) the most recent annual report on the Form 5500 series; (iii) the most recent financial statement and/or annual and periodic accounting of plan assets; (iv) the most recent determination letter received from the Internal Revenue Service; and (v) the most recent summary plan description as defined in ERISA.

     (c) With respect to each Benefit Plan while maintained or contributed to by MAS or any MAS Subsidiary: (i) if intended to qualify under Code Sections 401(a) or 403(a), such Benefit Plan has received a favorable determination letter from the IRS that it so qualifies, and its trust is exempt from taxation under Code Section 501(a) and, to the knowledge of MAS, nothing has since occurred to cause the loss of the Benefit Plan's qualification; (ii) except for payment of benefits made in the ordinary course of the plan administration, no event has occurred and, to the knowledge of MAS, there exists no circumstance under which MAS or any MAS Subsidiary could reasonably be expected to incur liability under ERISA, the Code or otherwise; (iii) no accumulated funding deficiency as defined in Code Section 412 has occurred or exists, (iv) no non-exempt prohibited transaction as defined under ERISA and the Code has occurred; (v) no reportable event as defined in Section 4043 of ERISA has occurred or will by virtue of the consummation of the transactions contemplated by this Agreement (other than events as to which the 30-day notice period is waived pursuant to Section 4043 of ERISA); (vi) all contributions and premiums due have fully been made and paid on a timely basis; (vii) all contributions made or required to be made under any Benefit Plan meet the requirements for deductibility under the Code, and all contributions accrued prior to the Effective Time which have not been made have been properly recorded on the MAS Financial Statements in a manner satisfying the requirements of Financial Accounting Standards 87 and 88; (viii) the present value of all "benefit liabilities" (as defined in ERISA Section 4001(a)(16) and determined based on the actuarial assumptions and methods used under such Benefit Plan for the most recent Benefit Plan actuarial valuation and assuming for such purposes that all benefits provided under the Benefit Plan are fully vested) under each such Benefit Plan did not exceed as of the most recent Benefit Plan actuarial valuation date, and will not exceed as of the Closing Date, the then current value of the assets of such Benefit Plan as determined pursuant to Code Section 412, and (ix) neither MAS nor any MAS Subsidiary has completely or partially withdrawn from a Plan that is a Multi-employer Plan, and MAS would not become subject to liability under ERISA if MAS were to withdraw completely from all multi-employer plans in which it currently participates, except, in each case, for any deviations from the foregoing which do not and would not reasonably be expected to have an MAS Material Adverse Effect.

     (d) Except as provided in Section 5.9 below, the consummation of the Merger will not, either alone or in conjunction with another event under the terms of any Benefit Plan: (i) entitle any individual to severance pay,
(ii) accelerate the time of payment or vesting of benefits or increase the amount of compensation due to any individual; or (iii) give rise to the payment of any amount that would not be deductible pursuant to Section 280G of the Code.

     3.16. Taxes and Returns. (a) MAS and each of the MAS Subsidiaries have
           -----------------
timely filed or caused to be filed all material Tax Returns required to be filed by it, and all material Tax Returns filed by MAS and the MAS Subsidiaries are true, complete and correct in all material respects.

     (b) MAS and the MAS Subsidiaries have each timely paid, collected or withheld, or caused to be timely paid, collected or withheld, all material amounts of Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the MAS Financial Statements have been established.

     (c) There are no claims or assessments pending against MAS or any of the MAS Subsidiaries for any alleged deficiency in any Tax, and neither MAS nor any of the MAS Subsidiaries has been notified in writing of any proposed Tax claims or assessments against MAS or any of the MAS Subsidiaries (other than in each case, claims or assessments for which adequate reserves in the MAS Financial Statements have been established.

     (d) There are no material federal, state, local or foreign audits or administrative proceedings pending with regard to any material amounts of Tax or Tax Return of MAS or the MAS Subsidiaries and none of them has received a written notice of any proposed material audit or proceeding.

     (e) Neither MAS nor any of the MAS Subsidiaries has any waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes.

     (f) There are no outstanding requests by MAS or any of the MAS Subsidiaries for any extension of time within which to file any material Tax Return or within which to pay any material amounts of Taxes shown to be due on any return.

     (g) There are no liens for material amounts of Taxes on the assets of MAS or any of the MAS Subsidiaries except for statutory liens for current Taxes not yet due and payable.

     (h) Neither MAS nor any MAS Subsidiary is a party to any agreement, contract, arrangement, or plan that has resulted or would result, individually or in the aggregate, in connection with this Agreement or any change of control of MAS or any of the MAS Subsidiaries in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

     (i) For purposes of this Agreement, the term "Tax" shall mean any
                                                   ---
federal, state, local, foreign or provincial income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, alternative or added minimum, ad valorem, withholding, estimated, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty imposed by any Governmental Authority. The term "Tax Return"
                                                            ----------
shall mean a report, return or other information (including any attached schedules or any amendments to such report, return or other information) required to be supplied to or filed with a Governmental Authority with respect to any Tax, including an information return, claim for refund, amended return or declaration of estimated Tax.

     3.17. No Adverse Actions. There is no existing, pending or, to the
           ------------------
knowledge of MAS, threatened termination, cancellation, limitation, modification or change in the business relationship of MAS or any of the MAS Subsidiaries, with any supplier, customer or other person except such as would not reasonably be expected to have an MAS Material Adverse Effect. None of MAS, any MAS Subsidiary or, to the knowledge of MAS, any director, officer, agent, employee or other person acting on behalf of any of the foregoing has used any corporate funds for unlawful contributions, payments, gifts or entertainment or for the payment of other unlawful expenses relating to political activity, or made any direct or indirect unlawful payments to governmental or regulatory officials or others, which would reasonably be expected to have an MAS Material Adverse Effect.

     3.18. Fairness Opinion. The Board of Directors of MAS, the Special
           ----------------
Committee of the Board of Directors of MAS and the Board of Directors of Acquisition Subsidiary have received from Jessup & Lamont an opinion to the effect that as of the date of this Agreement the Transaction Consideration is fair to the Public Stockholders of MAS from a financial point of view.

     3.19. HSR Act. MAS together with all the entities it controls, has less
           -------
than $10 million in assets, calculated in accordance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder. MAS is not engaged in "manufacturing" within the meaning of that Act.

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

     3.20. Intellectual Property. For purposes of this Agreement,
           ---------------------
"Intellectual Property" shall mean all patents, trademarks, service marks,
 ---------------------
trade names, domain names, trade secrets, copyrights, franchises, know-how and similar rights of or used by a person, all applications for any of the foregoing and all permits, grants and licenses or other rights running to or from such person relating to any of the foregoing. MAS or one of the MAS Subsidiaries owns, or is licensed to or otherwise has the right to use, all material Intellectual Property currently used in its or their respective businesses. The rights of MAS and the MAS Subsidiaries in such Intellectual Property are, subject to the rights of any licensor thereof, free and clear of any liens or other encumbrances and restrictions and neither MAS nor any of the MAS Subsidiaries has received, as of the date of this Agreement, notice of any adversely-held Intellectual Property of any other person, or notice of any charge or claim of infringement or breach from any person relating to such Intellectual Property or any material process or confidential information ("IP Claim Notice") of MAS or any MAS Subsidiary
                           ---------------
and does not know of any basis for any such charge or claim. Neither MAS, the MAS Subsidiaries nor their respective predecessors, if any, has conducted business at any time prior to the date hereof under any corporate, trade or fictitious names other than their current corporate names. MAS shall promptly notify, and shall cause the MAS Subsidiaries to promptly notify, ADSX of any IP Claim Notice received by MAS or a MAS Subsidiary after the date of this Agreement.

     3.21. Undisclosed Liabilities. MAS and the MAS Subsidiaries do not have
           -----------------------
any liabilities or obligations whatsoever, whether accrued, contingent or otherwise, and MAS knows of no basis for any claim against MAS or any MAS Subsidiary for any liability or obligation, except (i) to the extent set forth or reflected in the MAS Financial Statements, (ii) to the extent expressly set forth on the MAS Disclosure Schedule, or (iii) liabilities or obligations incurred in the normal and ordinary course of business since October 31, 2000, and except, in each case, for any deviations from the foregoing which individually or in the aggregate do not and would not reasonably be expected to have an MAS Material Adverse Effect.

     3.22. Environmental Matters. Except, in each case, for any deviations
           ---------------------
which do not and would not reasonably be expected to have an MAS Material Adverse Effect, as of the date of this Agreement, (i) each of MAS and the MAS Subsidiaries is in compliance with all applicable Environmental Laws (as hereinafter defined), (ii) each of MAS and the MAS Subsidiaries has obtained, and is in compliance with, all permits and other authorizations of Governmental Authorities necessary under applicable Environmental Laws for the construction of its facilities and the conduct of its operations, as applicable, (collectively, the "Environmental Permits"), (iii) there is no
                                ---------------------
civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of MAS, threatened against MAS, an MAS Subsidiary or any of their respective properties alleging a violation of, or liability under, any Environmental Laws and (iv) there are no past or present Events which reasonably may be expected to prevent compliance with, or which have given rise to or will give rise to liability on the part of MAS or an MAS Subsidiary under, Environmental Laws. The MAS Disclosure Schedule lists all environmental reports in the possession of MAS or an MAS Subsidiary relating to any of their respective past or present properties. For purposes of this Agreement, the term "Environmental Laws" shall mean
                                          ------------------
Laws regulating asbestos, polychlorinated biphenyls, radioactive materials and wastes, petroleum and petroleum products, contaminants, pollutants, hazardous or toxic wastes or substances, and Laws relating to protection of the environment, pollution, waste control and human health and safety as it relates to the environment.

     3.23. Corporate Records. The respective corporate record books of or
           -----------------
relating to MAS and each of the MAS Subsidiaries made available to ADSX by MAS contain accurate and complete records of (i) all corporate actions of the stockholders and directors (and committees thereof) of MAS and each MAS Subsidiary, (ii) the Certificate and/or Articles of Incorporation, Bylaws and/or other governing instruments, as amended, of MAS and the MAS Subsidiaries, and (iii) the issuance and transfer of stock of MAS and each of the MAS Subsidiaries. Neither MAS nor any MAS Subsidiary has any of its material records or information recorded, stored, maintained or held off the premises of MAS and the MAS Subsidiaries.

     3.24. Real Property. (a) The MAS Disclosure Schedule sets forth a true,
           -------------
correct and complete schedule as of the date of this Agreement of all real property owned by MAS or any of the MAS Subsidiaries. MAS or one of the MAS Subsidiaries, as indicated thereon, is the owner of fee title to the real property described on the MAS Disclosure Schedule and to all of the buildings, structures and other improvements located thereon free and clear of any material mortgage, deed of trust, lien, pledge, security interest, claim, lease, charge, option, right of first refusal, easement, restrictive covenant, encroachment or other survey defect, encumbrance or other restriction or limitation except for the matters listed on the MAS Disclosure Schedule and, except for any exceptions, easements, restrictive covenants, encroachments or other survey defects, encumbrances, restrictions or limitations which, individually or in the aggregate, do not and would not reasonably be expected to have an MAS Material Adverse Effect or to interfere in any material respect with the present use and enjoyment of such real property.

     (b) The MAS Disclosure Schedule sets forth a true, correct and complete schedule as of the date of this Agreement of all material leases, subleases, easements, rights-of-way, licenses or other agreements under which MAS or any of the MAS Subsidiaries uses or occupies, or has the right to use or occupy any material real property or improvements thereon. Except for the matters listed on the MAS Disclosure Schedule, MAS or an MAS Subsidiary, as indicated thereon, holds the leasehold estate under or other interest in each such lease, sublease, easement, right-of-way, license or other agreement free and clear of all liens, encumbrances and other rights of occupancy other than statutory landlords' or mechanics' liens which have not been executed upon, and except for liens, encumbrances and rights that do not and would not reasonably be expected to have an MAS Material Adverse Effect or to interfere in any material respect with the present use and enjoyment of such leasehold estate or interest.

     3.25. Title to and Condition of Personal Property. MAS and each of the
           -------------------------------------------
MAS Subsidiaries have good and marketable title to, or a valid leasehold interest in, all material items of any personal property currently used in the operation of their respective businesses, and such property or leasehold interests are free and clear of all liens, claims, charges, security interests, options, or other title defects or encumbrances that have had or would reasonably be expected to have an MAS Material Adverse Effect or to interfere in any material respect with the present use and enjoyment of such property or interests. As of the date of this Agreement, all such personal property is in reasonably good operating condition and repair as required for use in the businesses of MAS and the MAS Subsidiaries (ordinary wear and tear excepted), is reasonably suitable for the use to which the same is customarily put by MAS or any MAS Subsidiary and is free from defects except where there would not be an MAS Material Adverse Effect.

     3.26. Labor Matters. Neither MAS nor any of the MAS Subsidiaries has
           -------------
any material obligations, contingent or otherwise, under any employment, severance or consulting agreement, any collective bargaining agreement or any other contract with a labor union or other labor or employee group. To the knowledge of MAS, as of the date of this Agreement, there are no negotiations, demands or proposals which are presently pending or overtly threatened by or on behalf of any labor union with respect to the unionizing of employees of MAS or any MAS Subsidiary. As of the date of this Agreement, there is no unfair labor practice complaint against MAS or any MAS Subsidiary pending or, to the knowledge of MAS, threatened before the National Labor Relations Board or comparable agency, no unresolved grievance against MAS or any MAS Subsidiary, no collective bargaining agreement which is currently being negotiated by MAS or any MAS Subsidiary, and neither MAS nor any MAS Subsidiary is experiencing any work stoppage, strike, slowdown or other labor difficulty which, in each case, would reasonably be expected to have an MAS Material Adverse Effect. As of the date of this Agreement, no employee has informed MAS or any MAS Subsidiary of his or her intention to terminate his or her employment with MAS or any MAS Subsidiary as a result of any announcement or consummation of the transactions contemplated by this Agreement. MAS shall promptly notify, and shall cause the MAS Subsidiaries to promptly notify, ADSX upon knowledge by MAS or an MAS Subsidiary of the occurrence after the date hereof of any matter referenced in this Section 3.26.


     3.27. Insurance. The MAS Disclosure Schedule lists each policy of
           ---------
insurance which MAS and each of the MAS Subsidiaries has obtained and maintains. As of the date of this Agreement, neither MAS nor any of the MAS Subsidiaries has received notice of default under, or intended cancellation or nonrenewal of, any of such policies of insurance. Neither MAS nor any MAS Subsidiary has been refused any insurance for any material coverage by an insurance carrier to which it has applied for such insurance coverage.

     3.28. Disclosure. No representation or warranty of MAS herein and no
           ----------
information contained or referenced in the MAS Disclosure Schedule or in any other document subsequently delivered by MAS to ADSX pursuant hereto contains or will contain, when such statement was made or when such information or document was delivered, any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make any statement contained herein or therein, when such statement was made or when such information or document was delivered, not misleading.

                                ARTICLE IV.
                   REPRESENTATIONS AND WARRANTIES OF ADSX
                   --------------------------------------

     ADSX represents and warrants to MAS that the statements contained in this Article IV are true and correct, except as set forth in the disclosure schedule delivered by ADSX to MAS and attached hereto and incorporated herein by reference (the "DA Disclosure Schedule") or as otherwise expressly
                ----------------------
contemplated by this Agreement.

     4.1. Organization and Good Standing. ADSX is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Missouri. DA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the subsidiaries of DA (the "DA Subsidiaries") and the Other Subsidiaries is a
                         ---------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of DA, the DA Subsidiaries and the Other Subsidiaries is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a DA Group Material Adverse Effect. For purposes of this Agreement, "DA Group Material Adverse Effect" shall mean a material
                 --------------------------------
adverse effect on (i) the business, assets, condition (financial or otherwise), properties, liabilities or the results of operations of DA, the DA Subsidiaries and the Other Subsidiaries, taken as a whole, provided,
                                                              --------
however, that no change or effect arising out of or in connection with or
-------
resulting from any of the following shall be deemed by it or by themselves, either alone or in combination, to constitute or contribute to a DA Group Material Adverse Effect: (A) general economic conditions or changes therein,
(B) financial market conditions or fluctuations, or (C) any action, change, effect, circumstances or condition expressly required by this Agreement or directly and demonstrably attributable to the execution, performance or announcement of this Agreement or the transactions contemplated hereby;
(ii) the ability of ADSX or DA to perform its obligations set forth in this Agreement, or (iii) the ability of ADSX or DA to timely consummate the transactions contemplated by this Agreement. ADSX, DA, the DA Subsidiaries and the Other Subsidiaries have all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on their respective businesses as now being conducted and necessary to own, operate and lease their properties and assets except where the failure to have such power, licenses, authorizations, consents and approvals would not have an MAS Material Adverse Effect.

     4.2. Capitalization.
          --------------

     (a) As of the date hereof, the authorized capital stock of DA consists of 50,000,000 shares of DA Common Stock. Of such authorized shares, as of the date hereof, there are issued and outstanding 20,000,000 shares of DA Common Stock, all of which are owned by ADSX, no shares of DA Common Stock are issued and held in the treasury of DA and no other capital stock of DA is issued or outstanding.

     (b) As of the date hereof, the number of authorized shares, the number of issued and outstanding shares and the number of treasury shares of the capital stock of the Other Subsidiaries consists of the number of shares of common stock and preferred stock set forth in Exhibit A attached hereto and incorporated herein by reference, at the par values set forth therein. No other capital stock of any of the Other Subsidiaries is issued or outstanding.

     (c) All issued and outstanding shares of DA Common Stock and the Other Subsidiaries Common Stock are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued free of preemptive rights in compliance with applicable corporate and securities

Laws. Except as set forth in the DA Disclosure Schedule, as of the date hereof there are no outstanding rights, subscriptions, warrants, puts, calls, unsatisfied preemptive rights, options or other agreements of any kind relating to any of the outstanding, authorized but not issued, unauthorized or treasury shares of the capital stock or any other security of DA or the Other Subsidiaries, and there is no authorized or outstanding security of any kind convertible into or exchangeable for any such capital stock or other security. All of the outstanding rights, subscriptions, warrants, puts, calls, unsatisfied preemptive rights, options or other agreements of any kind relating to any of the outstanding, authorized but not issued, unauthorized or treasury shares of the capital stock or any other security of DA or the Other Subsidiaries have been duly authorized and issued in accordance with all applicable Law. Except as disclosed in the DA Disclosure Schedule, there are no security interests, claims or restrictions upon the transfer of or otherwise pertaining to the securities (including, but not limited to, the ability to pay dividends thereon) of DA, the DA Subsidiaries or the Other Subsidiaries or the ownership thereof other than those imposed by the Securities Act, the Securities Exchange Act, applicable state securities Laws or applicable corporate Law.

     4.3. Subsidiaries.
          ------------

     (a) Each DA Subsidiary is wholly owned by DA and all of the capital stock and other interests of the DA Subsidiaries so held by DA are directly or indirectly owned by it, free and clear of any claim, lien, encumbrance, security interest or agreement with respect thereto. All of the outstanding shares of capital stock in each of the DA Subsidiaries directly or indirectly held by DA are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued free of preemptive rights in compliance with applicable corporate and securities Laws. There are no irrevocable proxies or similar obligations with respect to such capital stock of the DA Subsidiaries held by DA and no equity securities or other interests of any of the DA Subsidiaries are or may become required to be issued or purchased by reason of any options, warrants, rights to subscribe to, puts, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any DA Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any DA Subsidiary is bound to issue additional shares of its capital stock, or options, warrants or rights to purchase or acquire any additional shares of its capital stock or securities convertible into or exchangeable for such shares.

     (b) Except as set forth in Exhibit A, each of the Other Subsidiaries is wholly owned by ADSX and all of the capital stock and other interests of the Other Subsidiaries so held by ADSX are directly or indirectly owned by it, free and clear of any claim, lien, encumbrance, security interest or agreement with respect thereto. All of the outstanding shares of capital stock in each of the Other Subsidiaries directly or indirectly held by ADSX are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued free of preemptive rights in compliance with applicable corporate and securities Laws. There are no irrevocable proxies or similar obligations with respect to such capital stock of the Other Subsidiaries held by ADSX and no equity securities or other interests of any of the Other Subsidiaries are or may become required to be issued or purchased by reason of any options, warrants, rights to subscribe to, puts, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any Other Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Other Subsidiary is bound to issue additional shares of its capital stock, or options, warrants or rights to purchase or acquire any additional shares of its capital stock or securities convertible into or exchangeable for such shares.

     4.4. Authorization; Binding Agreement. ADSX and DA each have all
          --------------------------------
requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, the Merger, have been duly and validly authorized by DA's Board of Directors and by ADSX's Board of Directors, and no other corporate proceedings on the part of ADSX, DA, any DA Subsidiary or any of the Other Subsidiaries are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by ADSX and DA and constitutes, and upon execution and delivery thereof as contemplated by this Agreement, the legal, valid and binding agreements of ADSX and DA, enforceable against ADSX and DA in accordance with its and their respective terms, subject to the Enforceability Exceptions.

     4.5. Governmental Approvals. No Consent from or with any Governmental
          ----------------------
Authority on the part of ADSX, DA, any of the DA Subsidiaries or any of the Other Subsidiaries is required in connection with the execution or delivery by ADSX and DA of this Agreement or the consummation by ADSX and DA of the transactions contemplated hereby other than (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL and (ii) such other Consents the failure of which to obtain will not have an MAS Material Adverse Effect.

     4.6. No Violations. The execution and delivery of this Agreement, the
          -------------
consummation of the transactions contemplated hereby and compliance by ADSX and DA with any of the provisions hereof or thereof will not (i) conflict with or result in any breach of any provision of the Articles and/or Certificate of Incorporation or Bylaws or other governing instruments of ADSX, DA, any of the DA Subsidiaries or any of the Other Subsidiaries,
(ii) except for the Consent set forth in Exhibit C attached hereto relating to the Second Amended and Restated Term and Revolving Credit Agreement dated October 17, 2000, by and among IBM Credit Corporation, IBM Financing, ADSX and Ground Effects, Ltd., as amended by Acknowledgment, Waiver and Amendment No. 1 dated March 30, 2001 and except as set forth in the DA Disclosure Schedule, require any Consent under or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or augment the performance required) under any of the terms, conditions or provisions of any DA Group Material Contract (as hereinafter defined) or other material obligation to which ADSX, DA, any DA Subsidiary or any Other Subsidiary is a party or by which any of them or any of their properties or assets may be bound, (iii) result in the creation or imposition of any lien or encumbrance of any kind upon any of the assets of ADSX, DA, any DA Subsidiary or any Other Subsidiary, or (iv) subject to obtaining the Consents from Governmental Authorities referred to in Section 4.5, above, contravene any Law currently in effect to which ADSX, DA, any DA Subsidiary or any Other Subsidiary or its or any of their respective assets or properties are subject, except in the case of clauses (ii), (iii) and
(iv) above,
for any deviations from the foregoing which do not or would not reasonably be expected to have a DA Group Material Adverse Effect.

     4.7. Securities Filings and Litigation. (a) ADSX has made available to
          ---------------------------------
MAS true and complete copies of (i) ADSX's Annual Reports on Form 10-K, as amended, for the years ended December 31, 1998, 1999 and 2000, as filed with the SEC, (ii) ADSX's proxy statements relating to all of the meetings of stockholders (whether annual or special) of ADSX since December 31, 1998, as filed with the SEC, and (iii) all other reports, statements and registration statements and amendments thereto (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as amended) filed by ADSX with the SEC since December 31, 1998. The reports and statements set forth in clauses (i) through (iii), above, and those subsequently provided or required to be provided pursuant to this Section, are referred to collectively herein as the "ADSX Securities Filings." As of their respective
                            -----------------------
dates, or as of the date of the last amendment thereof, if amended after filing, none of the ADSX Securities Filings (including all schedules thereto and disclosure documents incorporated by reference therein), to the extent they relate to or reflect the assets, liabilities or operations of DA or the Other Subsidiaries, contained or, as to ADSX Securities Filings subsequent to the date hereof, will contain any untrue statement of a material fact or omitted or, as to ADSX Securities Filings subsequent to the date hereof, will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the ADSX Securities Filings, to the extent they relate to or reflect the assets, liabilities or operations of DA or the Other Subsidiaries, was filed in a timely manner and at the time of filing or as of the date of the last amendment thereof, if amended after filing, complied or, as to ADSX Securities Filings subsequent to the date hereof, will comply in all material respects with the Securities Exchange Act or the Securities Act, as applicable.

     (b) There is no Litigation pending or, to the knowledge of ADSX, threatened against DA, any of its subsidiaries or any of the Other Subsidiaries, any officer, director, employee or agent thereof, in his or her capacity as such, or as a fiduciary with respect to any DA Group Benefit Plan, as hereinafter defined, or otherwise relating to DA, any of its subsidiaries or any of the Other Subsidiaries or the securities of any of them, or any properties or rights of DA, any of its subsidiaries or any of the Other Subsidiaries or any DA Group Benefit Plan which is required to be described in any ADSX Securities Filing that is not so described. No event relating to or affecting the assets, liabilities or operations of DA or the Other Subsidiaries has occurred as a consequence of which ADSX would be required to file a Current Report on Form 8-K pursuant to the requirements of the Securities Exchange Act as to which such a report has not been timely filed with the SEC. Any reports, statements and registration statements and amendments thereof (including, without limitation, Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as amended) filed by ADSX with the SEC after the date hereof shall be provided to MAS on or prior to the date of such filing.


     4.8. Financial Statements. The audited consolidated financial statements
          --------------------
and unaudited interim financial statements of DA and the Other Subsidiaries (the "DA Group Financial Statements"), as described on Schedule 4.8, have
      -----------------------------
been provided to MAS. The DA Group Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as indicated therein or in the notes thereto) and present fairly, in all material respects, the financial position of DA and the Other Subsidiaries as at the dates thereof and the results of their operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments, any other adjustments described therein.

     4.9. Absence of Certain Changes or Events. Except as set forth in the
          ------------------------------------
ADSX Securities Filings or in the DA Disclosure Schedule, since December 31, 2000, there has not been: (i) any Event (except for those Events caused by the pendency or announcement of this Agreement, or the transactions contemplated hereby) that has had or would reasonably be expected to have a DA Group Material Adverse Effect; (ii) any declaration, payment or setting aside for payment of any dividend (except to DA, a DA Subsidiary wholly owned by DA or the Other Subsidiaries) or other distribution or any redemption, purchase or other acquisition of any shares of capital stock or securities of DA, any DA Subsidiary or any Other Subsidiary; (iii) any return of any capital or other distribution of assets to stockholders of DA, any DA Subsidiary or any Other Subsidiary (except to DA, a DA Subsidiary wholly owned by DA or any Other Subsidiary); (iv) any acquisition (by merger, consolidation, acquisition of stock or assets or otherwise) of any person or business by DA, a DA Subsidiary or any Other Subsidiary; or
(v) any other action or agreement or undertaking by DA, any DA Subsidiary or any Other Subsidiary that, if taken or done on or after the date hereof without the consent of MAS, would result in a breach of Section 6.1, below.

     4.10. Related Party Transactions. Except as set forth in the ADSX
           --------------------------
Securities Filings or the DA Disclosure Schedule, since December 31, 2000, DA and the Other Subsidiaries have not entered into any relationship or transaction of a sort that would be required to be disclosed pursuant to
Item 404 of Regulation S-K by ADSX, or by DA or any Other Subsidiary if it were subject to such reporting requirements, in a proxy statement in connection with an annual meeting of stockholders.

     4.11. Compliance with Laws. The businesses of DA, each DA Subsidiary
           --------------------
and the Other Subsidiaries have been operated in compliance with all Laws applicable thereto, except for any instances of non-compliance which do not and would not reasonably be expected to have a DA Group Material Adverse Effect. Without limiting the generality of the foregoing, neither DA, any DA Subsidiary nor any of the Other Subsidiaries has conducted its business in violation of applicable Laws, tariffs, rules and regulations in any jurisdiction, foreign or domestic, which violation has had or would reasonably be expected to have a DA Group Material Adverse Effect.

     4.12. Permits. DA, the DA Subsidiaries and the Other Subsidiaries have
           -------
all material permits, certificates, licenses, approvals, tariffs and other authorizations required in connection with the operation of their respective businesses and none of DA, any DA Subsidiary, or any of the Other Subsidiaries is in violation of any such permit, certificate, license, approval, tariff or other authorization, and no proceedings are pending or, to the knowledge of ADSX, threatened, to revoke or limit any such permit, certificate, license, approval, tariff or other authorization, except any such violation or proceeding which does not and would not reasonably be expected to have a DA Group Material Adverse Effect.

      4.13. Finders and Investment Bankers. Neither ADSX, DA nor any of the
            ------------------------------
officers or directors of any of them has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

      4.14. Material Contracts. ADSX has made available to MAS true and accurate
            ------------------
copies of the DA Group Material Contracts, a true, complete and accurate list of which is set forth in the DA Disclosure Schedule. For purposes of this Agreement, "DA Group Material Contract" means any Contract entered into
                 --------------------------
by DA, any DA Subsidiary or any Other Subsidiary (i) that is required to be described in or filed as an exhibit to any ADSX Securities Filing, or if DA, any DA Subsidiary or any Other Subsidiary were subject to similar reporting requirements would be required to be so described; (ii) that was entered into outside the ordinary course of business; (iii) that is material to the business of DA or the Other Subsidiaries, taken as a whole; (iv) pursuant to which DA, any DA Subsidiary or any Other Subsidiary is or will be liable for an amount in excess of $50,000; or (v) which may not be terminated, without additional liability, within six months. None of DA, any DA Subsidiary or any Other Subsidiary is a party or is subject to any Contract required to be described in or filed as an exhibit to any ADSX Securities Filing that is not so described in or filed as required by the Securities Act or the Exchange Act, as the case may be. All such DA Group Material Contracts are valid and binding and are in full force and effect and enforceable against DA, any DA Subsidiary or Other Subsidiary in accordance with their respective terms, subject to the Enforceability Exceptions. Except as referenced in Section 4.6 above, (i) no Consent of any person is needed in order that each such DA Group Material Contract shall continue in full force and effect in accordance with its terms without penalty, acceleration or rights of early termination by reason of the consummation of the transactions contemplated by this Agreement, except for Consents the absence of which would not have a DA Group Material Adverse Effect, and (ii) none of DA, the DA Subsidiaries or the Other Subsidiaries is in violation or breach of or default under any such DA Group Material Contract; nor to the knowledge of ADSX is any other party to any such DA Group Material Contract in violation or breach of or default under any such DA Group Material
Contract in each case where such violation or breach would have a DA Group Material Adverse Effect. Except as set forth in the DA Disclosure Schedule, neither DA nor any of the Other Subsidiaries is a party to or is subject to any Contract that limits the ability of DA or any of the Other Subsidiaries, or would limit the ability of MAS or any subsidiary of MAS after the Effective Time, to compete in or conduct any line of business or compete with any person or in any geographic area or during any period.

      4.15. Employee Benefit Plans. (a) There are no Benefit Plans maintained or
            ----------------------
contributed to by DA, a DA Subsidiary or any Other Subsidiary under which DA, a DA Subsidiary, any of the Other Subsidiaries or the Surviving Corporation could incur any material liability.

      (b) With respect to each such Benefit Plan (where applicable): ADSX has made available to MAS complete and accurate copies of (i) all plan and trust texts and agreements, insurance contracts and other funding arrangements;
(ii) the most recent annual report on the Form 5500 series; (iii) the most recent financial statement and/or annual and periodic accounting of plan assets; (iv) the most recent determination letter received from the Internal Revenue Service; and (v) the most recent summary plan description as defined in ERISA.

      (c) With respect to each such Benefit Plan while maintained or contributed to by DA, a DA Subsidiary or any Other Subsidiary: (i) if intended to qualify under Code Sections 401(a) or 403(a), such Benefit Plan has received a favorable determination letter from the IRS that it so qualifies, and its trust is exempt from taxation under Code Section 501(a) and, to the knowledge of ADSX, nothing has since occurred to cause the loss of the Benefit Plan's qualification; (ii) except for payment of benefits made in the ordinary course of the plan administration, no event has occurred and, to the knowledge of ADSX, there exists no circumstance under which DA, a DA Subsidiary or any Other Subsidiary could reasonably be expected to incur liability under ERISA, the Code or otherwise; (iii) no accumulated funding deficiency as defined in Code Section 412 has occurred or exists, whether or not waived; (iv) no non-exempt prohibited transaction as defined under ERISA and the Code has occurred; (v) no reportable event as defined in Section
4043 of ERISA has occurred or will occur by virtue of consummation of the transaction contemplated by this Agreement (other than events as to which the 30-day notice period is waived pursuant to Section 4043 of ERISA);
(vi) all contributions and premiums due have fully been made and paid on a timely basis; (vii) all contributions made or required to be made under any Benefit Plan meet the requirements for deductibility under the Code, and all contributions accrued prior to the Effective Time which have not been made have been properly recorded on the DA Group Financial Statements in a manner satisfying the requirements of Financial Accounting Standards 87 and 88;
(viii) the present value of all "benefit liabilities" (as defined in ERISA
Section 4001(a)(16) and determined based on the actuarial assumptions and methods used under such Benefit Plan for the most recent Benefit Plan actuarial valuation and assuming for such purposes that all benefits provided under the Benefit Plan are fully vested) under each such Benefit
Plan did not exceed as of the most recent Benefit Plan actuarial valuation date, and will not exceed as of the Closing Date, the then current value of the assets of such Benefit Plan as determined pursuant to Code Section 412, and (ix) none of DA, any DA Subsidiary or any Other Subsidiary has completely or partially withdrawn from a Plan that is a Multi-employer Plan, and DA would not become subject to liability under ERISA if DA were to withdraw completely from all multi-employer plans in which it currently participates, except, in each case, for any deviations from the foregoing which do not and would not reasonably be expected to have a DA Group
Material Adverse Effect.

      (d) Except as provided in Section 6.8 below, the consummation of the Merger will not, either alone or in conjunction with another event under the terms of any Benefit Plan: (i) entitle any individual to severance pay,
(ii) accelerate the time of payment or vesting of benefits or increase the amount of compensation due to any individual; or (iii) give rise to the payment of any amount that would not be deductible pursuant to Section 280G of the Code.

      4.16. Taxes and Returns. (a) DA, each of the DA Subsidiaries and each
            -----------------
of the Other Subsidiaries has timely filed or caused to be filed all material Tax Returns required to be filed by it, and all material Tax Returns filed by DA, the DA Subsidiaries and the Other Subsidiaries are true, complete and correct in all material respects.

      (b) DA, the DA Subsidiaries and the Other Subsidiaries have each timely paid, collected or withheld, or caused to be timely paid, collected or withheld, all material amounts of Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the DA Group Financial Statements have been established.

      (c) There are no claims or assessments pending against DA, any of the DA Subsidiaries or any of the Other Subsidiaries for any alleged deficiency in any Tax, and none of ADSX, DA, the DA Subsidiaries or the Other Subsidiaries have been notified in writing of any proposed Tax claims or assessments against DA, any of the DA Subsidiaries or any of the Other Subsidiaries
(other than in each case, claims or assessments for which adequate reserves in the DA Group Financial Statements have been established).

      (d) There are no material federal, state, local or foreign audits or administrative proceedings pending with regard to any material amounts of Tax or Tax Returns of DA, the DA Subsidiaries or any of the Other
Subsidiaries and none of them has received a written notice of any proposed material audit or proceeding.

      (e) None of DA, any of the DA Subsidiaries nor any of the Other Subsidiaries has any waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes.

      (f) There are no outstanding requests by DA, any of DA Subsidiaries or the Other Subsidiaries for any extension of time within which to file any material Tax Return or within which to pay any material amounts of Taxes shown to be due on any return.

      (g) There are no liens for material amounts of Taxes on the assets of DA, any of DA Subsidiaries or any of the Other Subsidiaries except for statutory liens for current Taxes not yet due and payable.

      (h) None of DA, any DA Subsidiary or any of the Other Subsidiaries is a party to any agreement, contract, arrangement, or plan that has resulted or would result, individually or in the aggregate, in connection with this Agreement or any change of control of DA, any of DA Subsidiaries or any of the Other Subsidiaries in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

      4.17. No Adverse Actions. There is no existing, pending or, to the
            ------------------
knowledge of ADSX, overtly threatened termination, cancellation, limitation, modification or change in the business relationship of DA, any of the DA Subsidiaries or any of the Other Subsidiaries, with any supplier, customer or other person except such as would not reasonably be expected to have a DA Group Material Adverse Effect. None of DA, any DA Subsidiary, any Other Subsidiary or, to the knowledge of DA, any director, officer, agent, employee or other person acting on behalf of any of the foregoing has used any corporate funds for unlawful contributions, payments, gifts or entertainment or for the payment of other unlawful expenses relating to political activity, or made any direct or indirect unlawful payments to governmental or regulatory officials or others, which would reasonably be expected to have a DA Group Material Adverse Effect.

      4.18. Investment Intent. ADSX is acquiring the shares of MAS Common Stock
            -----------------
as set forth in this Agreement for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

      4.19. Intellectual Property. Except as set forth in the DA Disclosure
            ---------------------
Schedule, (i) DA, the DA Subsidiaries or one of the Other Subsidiaries, or a subsidiary of one of the Other Subsidiaries owns, or is licensed to or otherwise has the right to use, all material Intellectual Property currently used in its or their respective businesses, (ii) the rights of DA, the DA Subsidiaries and the Other Subsidiaries in such Intellectual Property are, subject to the rights of any licensor thereof, free and clear of any liens or other encumbrances and restrictions and none of DA, any of the DA Subsidiaries or any of the Other Subsidiaries has received, as of the date of this Agreement, any IP Claim Notice and does not know of any basis for any such charge or claim, and (iii) none of DA, the DA Subsidiaries or any of the Other Subsidiaries nor their respective predecessors, if any, has conducted business at any time prior to the date hereof under any corporate, trade or fictitious names other than their current corporate names. ADSX shall promptly notify, and shall cause DA, the DA Subsidiaries and the Other Subsidiaries to promptly notify, MAS of any IP Claim Notice received by ADSX, DA, a DA Subsidiary or any of the Other Subsidiaries after the date of this Agreement.

      4.20. Undisclosed Liabilities. DA, the DA Subsidiaries and the Other
            -----------------------
Subsidiaries do not have any liabilities or obligations whatsoever, whether accrued, contingent or otherwise, and ADSX knows of no basis for any claim against DA, and DA Subsidiary or any Other Subsidiary for any liability or obligation, except (i) to the extent set forth or reflected in the DA Group Financial Statements, (ii) to the extent expressly set forth on the DA Disclosure Schedule, or (iii) liabilities or obligations incurred in the normal and ordinary course of business since December 31, 2000, and except, in each case, for any deviations from the foregoing which individually or in the aggregate do not and would not reasonably be expected to have a DA Group Material Adverse Effect.

      4.21. Environmental Matters. Except as set forth on DA Disclosure
            ---------------------
Schedule, and except, in each case, for any deviations which do not and would not reasonably be expected to have a DA Group Material Adverse Effect, as of the date of this Agreement, (i) each of DA, the DA Subsidiaries and the Other Subsidiaries is in compliance with all applicable Environmental Laws, (ii) each of DA, the DA Subsidiaries and the Other Subsidiaries has obtained, and is in compliance with, all Environmental Permits, (iii) there is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of ADSX, threatened against DA, a DA Subsidiary or any Other Subsidiary or any of their respective properties alleging a violation of, or liability under, any Environmental Laws and
(iv) there are no past or present Events which reasonably may be expected to prevent compliance with, or which have given rise to or will give rise to liability on the part of DA, a DA Subsidiary or an Other Subsidiary under, Environmental Laws. The DA Disclosure Schedule lists all environmental reports in the possession of DA, a DA Subsidiary or an Other Subsidiary relating to any of their respective past or present properties.

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


      4.22. Corporate Records. The respective corporate record books of or
            -----------------
relating to DA, the DA Subsidiaries and each of the Other Subsidiaries made available to MAS by ADSX contain accurate and complete records of (i) all corporate actions of the stockholders and directors (and committees thereof) of DA, each DA Subsidiary and each Other Subsidiary, (ii) the Certificate and/or Articles of Incorporation, Bylaws and/or other governing instruments, as amended, of DA, the DA Subsidiaries and the Other Subsidiaries, and
(iii) the issuance and transfer of stock of DA, each DA Subsidiary and each of the Other Subsidiaries. Except as set forth on the DA Disclosure Schedule, none of DA, the DA Subsidiaries or any Other Subsidiary has any of its material records or information recorded, stored, maintained or held off the premises of DA, the DA Subsidiaries and the Other Subsidiaries.

      4.23. Real Property. (a) The DA Disclosure Schedule sets forth a true,
            -------------
correct and complete schedule as of the date of this Agreement of all real property owned by DA, any DA Subsidiary or any of the DA Subsidiaries. DA, the DA Subsidiaries and the Other Subsidiaries, as indicated thereon, is the owner of fee title to the real property described on the DA Disclosure Schedule and to all of the buildings, structures and other improvements located thereon free and clear of any material mortgage, deed of trust, lien, pledge, security interest, claim, lease, charge, option, right of first refusal, easement, restrictive covenant, encroachment or other survey defect, encumbrance or other restriction or limitation except for the matters listed on the DA Disclosure Schedule and, except for any exceptions, easements, restrictive covenants, encroachments or other survey defects, encumbrances, restrictions or limitations which, individually or in the aggregate, do not and would not reasonably be expected to have a DA Group Material Adverse Effect or to interfere in any material respect with the present use and enjoyment of such real property.

      (b) The DA Disclosure Schedule sets forth a true, correct and complete schedule as of the date of this Agreement of all material leases, subleases, easements, rights-of-way, licenses or other agreements under which DA, the DA Subsidiaries or any of the DA Subsidiaries uses or occupies, or has the right to use or occupy any material real property or improvements thereon. Except for the matters listed on the DA Disclosure Schedule, DA, a DA Subsidiary or an Other Subsidiary, as indicated thereon, holds the leasehold estate under or other interest in each such lease, sublease, easement, right-of-way, license or other agreement free and clear of all liens, encumbrances and other rights of occupancy other than statutory landlords' or mechanics' liens which have not been executed upon, and except for liens, encumbrances and rights that do not and would not reasonably be expected to have a DA Group Material Adverse Effect or to interfere in any material respect with the present use and enjoyment of such leasehold estate or interest.

      4.24. Title to and Condition of Personal Property. DA, each of the DA
            -------------------------------------------
Subsidiaries and each of the Other Subsidiaries have good and marketable title to, or a valid leasehold interest in, all material items of any personal property currently used in the operation of their respective businesses, and such property or leasehold interests are free and clear of all liens, claims, charges, security interests, options, or other title defects or encumbrances that have had or would reasonably be expected to have a DA Group Material Adverse Effect or to interfere in any material respect with the present use and enjoyment of such property or interests. As of the date

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


of this Agreement, all such personal property is in reasonably good operating condition and repair as required for use in the businesses of DA, the DA Subsidiaries and the Other Subsidiaries (ordinary wear and tear excepted), is reasonably suitable for the use to which the same is customarily put by DA, any DA Subsidiary or any Other Subsidiary and is free from defects except where there would not be an MAS Material Adverse Effect.

      4.25. Labor Matters. Except as set forth on the DA Disclosure Schedule,
            -------------
none of DA, any DA Subsidiary or any of the Other Subsidiaries has any material obligations, contingent or otherwise, under any employment, severance or consulting agreement, any collective bargaining agreement or any other contract with a labor union or other labor or employee group. To the knowledge of ADSX, as of the date of this Agreement, there are no negotiations, demands or proposals which are presently pending or overtly threatened by or on behalf of any labor union with respect to the unionizing of employees of DA, any DA Subsidiary or any Other Subsidiary. As of the date of this Agreement, there is no unfair labor practice complaint against DA, any DA Subsidiary or any Other Subsidiary pending or, to the knowledge of ADSX, threatened before the National Labor Relations Board or comparable agency, no unresolved grievance against DA, any DA Subsidiary or any Other Subsidiary, no collective bargaining agreement which is currently being negotiated by DA, any DA Subsidiary or any Other Subsidiary, and none of DA, any DA Subsidiary or any Other Subsidiary is experiencing any work stoppage, strike, slowdown or other labor difficulty which, in each case, would reasonably be expected to have a DA Group Material Adverse Effect. As of the date of this Agreement, no employee has informed ADSX, DA, any DA Subsidiary or any Other Subsidiary of his or her intention to terminate his or her employment with DA, any DA Subsidiary or any Other Subsidiary as a result of any announcement or consummation of the transactions contemplated by this Agreement. ADSX shall promptly notify, and shall cause DA, the DA
Subsidiaries and the Other Subsidiaries to promptly notify, MAS upon knowledge by ADSX, DA, the DA Subsidiaries or the Other Subsidiaries of the occurrence after the date hereof of any matter referenced in this Section
4.25.

      4.26. Insurance. The DA Disclosure Schedule lists each policy of
            ---------
insurance which DA, each of the DA Subsidiaries and each of the Other Subsidiaries has obtained and maintains. As of the date of this Agreement, none of DA, any DA Subsidiary or any or the Other Subsidiaries has received notice of default under, or intended cancellation or nonrenewal of, any of such policies of insurance. None of DA, any DA Subsidiary or any Other Subsidiary has been refused any insurance for any material coverage by an insurance carrier to which it has applied for such insurance coverage.

      4.27. Disclosure. No representation or warranty of ADSX herein and no
            ----------
information contained or referenced in the DA Disclosure Schedule or in any other document subsequently delivered by ADSX to MAS pursuant hereto, to the extent it relates to reflects the assets, liabilities or operations of DA or the Other Subsidiaries, contains or will contain, when such statement was made or when such information or document was delivered, any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make any statement contained herein or therein, when such statement was made or when such information or document was delivered, not misleading.

                                 ARTICLE V.
                        ADDITIONAL COVENANTS OF MAS
                        ---------------------------

      MAS covenants and agrees as follows:

      5.1. Conduct of Business of MAS and the MAS Subsidiaries. Except as
           ---------------------------------------------------
expressly contemplated by this Agreement, disclosed in the MAS Securities Filings filed as of the date hereof or set forth in the MAS Disclosure Schedule, during the period from the date of this Agreement to the Effective Time, MAS shall conduct, and it shall cause the MAS Subsidiaries to conduct, its or their respective businesses in the ordinary course and consistent with past practice, subject to the limitations contained in this Agreement, and MAS shall, and it shall cause the MAS Subsidiaries to, use its or their respective reasonable best efforts to preserve intact its or their respective business organizations, to keep available the services of its or their respective officers, agents and employees and to maintain satisfactory relationships with all persons with whom any of them does business. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, after the date of this Agreement and prior to the Effective Time, neither MAS nor any MAS Subsidiary will, without the prior written consent of ADSX:

         (i) amend or propose to amend its Articles or Certificate of Incorporation or Bylaws (or comparable governing instruments) in any material respect;

         (ii) authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any shares of, or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any shares of, the capital stock or other securities of MAS or any MAS Subsidiary including, but not limited to, any securities convertible into or exchangeable for shares of capital stock of any class of MAS or any MAS Subsidiary, except for the issuance of shares of MAS Common Stock pursuant to the exercise of MAS Options outstanding on the date of this Agreement in accordance with their present terms and except for the granting of options pursuant to
      Section 5.9;

         (iii) split, combine or reclassify any shares of its capital stock or declare, pay or set aside any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem, purchase or otherwise acquire or offer to acquire any shares of its capital stock or other securities;

         (iv) other than in the ordinary course of business consistent with past practice, (a) create, incur or assume any debt or obligations in respect of capital leases, except refinancings of existing obligations on terms and conditions prevailing in the market; (b) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any person; (c) make any capital expenditures or make any loans, advances or capital contributions to, or investments in, any other person (other than customary travel, relocation or business advances to employees); (d) acquire the stock or assets of, or merge or consolidate with, any other person; (e) voluntarily incur any material liability or obligation (absolute, accrued, contingent or otherwise); or (f) sell, transfer, mortgage, pledge or otherwise dispose of, or encumber, or agree to sell, transfer, mortgage, pledge or otherwise dispose of or encumber, any assets or properties, real, personal or mixed material to MAS and the MAS Subsidiaries taken as a whole other than to secure debt permitted under
      (a) of this clause (iv), and except for transfers made for fair and adequate consideration;

         (v) increase in any manner the compensation of any of its officers or employees or enter into, establish, amend or terminate any employment, consulting, retention, change in control, collective bargaining, bonus or other incentive compensation, profit sharing, health or other welfare, stock option or other equity, pension, retirement, vacation, severance, deferred compensation or other compensation or benefit plan, policy, agreement, trust, fund or arrangement with, for or in respect of, any stockholder, officer, director, other employee, agent, consultant or affiliate other than (a) as required pursuant to the terms of agreements in effect on the date of this Agreement or (b) with respect to non-officer employees, such as are in the ordinary course of business consistent with past practice.

         (vi) enter into any lease or amend any lease of real property other than in the ordinary course of business consistent with past practice;

         (vii) make or rescind any express or deemed election relating to Taxes of MAS, unless required to do so by applicable Law;

         (viii) settle or compromise any Tax liability of MAS or agree to an extension of a statute of limitations with respect to the assessment or determination of Taxes;

         (ix) file or cause to be filed any amended Tax Return with respect to MAS or any MAS Subsidiaries or file or cause to be filed any claim for refund of Taxes paid by or on behalf of MAS or any MAS Subsidiaries;

         (x) prepare or file any Tax Return of MAS inconsistent with past practice in preparing or filing similar Tax Returns in prior periods or, on any such Tax Return, take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, in each case except to the extent required by Law; or

         (xi) enter into any Contract, arrangement or transaction or take any action other than in the ordinary course of business or as otherwise set forth above in (i) - (x) of this section 5.1, which results in an obligation to pay or in the creation of a liability for an amount in excess of $25,000 or which may not be terminated, without additional liability, within six months.

         Furthermore, MAS covenants that from and after the date of this Agreement, unless ADSX shall otherwise expressly consent in writing, MAS shall, and MAS shall cause each of the MAS Subsidiaries to, use its or their reasonable business efforts to comply in all material respects with all Laws applicable to it or any of its properties, assets or business and maintain in full force and effect all material permits, certificates, licenses, approvals, tariffs and other authorizations necessary for, or otherwise material to, such business.

      5.2. Notification of Certain Matters. MAS shall give prompt notice to
           -------------------------------
ADSX if any of the following occurs after the date of this Agreement:
(i) any notice of, or other communication relating to, a material default or Event which, with notice or lapse of time or both, would become a material default under any MAS Material Contract; (ii) receipt of any notice or other communication in writing from any third party alleging that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, other than a Consent disclosed pursuant to
Section 3.5 or 3.6 above or not required to be disclosed pursuant to the terms thereof; (iii) receipt of any material notice or other communication from the AMEX or any Governmental Authority (including, but not limited to, SEC) in connection with the transactions contemplated by this Agreement;
(iv) the occurrence of an Event which would reasonably be expected to have an MAS Material Adverse Effect; and (v) the commencement or threat of any Litigation involving or affecting MAS or any MAS Subsidiary, or any of their respective properties or assets, or, to its knowledge, any employee, agent, director or officer of MAS or any MAS Subsidiary, in his or her capacity as such or as a fiduciary under a Benefit Plan of MAS, which, if pending on the date hereof, would have been required to have been disclosed in or pursuant to this Agreement or which relates to the consummation of the Merger, or any material development in connection with any Litigation disclosed by MAS in or pursuant to this Agreement or the MAS Securities Filings.

      5.3. Access and Information. Between the date of this Agreement and the
           ----------------------
Effective Time, MAS will give, and will cause each of the MAS Subsidiaries to give, and shall direct its financial advisors, accountants and legal counsel to give, upon reasonable notice, ADSX, its lenders, financial advisors, accountants and legal counsel and their respective authorized representatives at all reasonable times access to all offices and other facilities and to all contracts, agreements, commitments, books and records of or pertaining to MAS and the MAS Subsidiaries, will permit the foregoing to make such reasonable inspections as they may require and will cause its officers promptly to furnish ADSX with (a) such financial and operating data and other information with respect to the business and properties of MAS and the MAS Subsidiaries as ADSX may from time to time reasonably request, including, but not limited to, data and information required for ADSX securities law filings, and (b) a copy of each material report, schedule and other document filed or received by MAS or any of the MAS Subsidiaries pursuant to the requirements of applicable securities laws or the AMEX.

      5.4. Stockholder Approval. As soon as practicable, MAS, as the sole
           --------------------
stockholder of Acquisition Subsidiary, will approve the MAS Charter Amendment, this Agreement and the transactions contemplated hereby including the Merger, and duly call, give notice of, convene and hold a meeting of MAS stockholders (the "MAS Stockholders Meeting") for the purpose of voting on
                   ------------------------
the MAS Charter Amendment and this Agreement and the transactions contemplated hereby including the Merger (the "MAS Proposals"). Except as
                                               -------------
otherwise contemplated by this Agreement and subject to the exercise of its fiduciary duties, the Board of Directors of MAS (i) will recommend to the stockholders of MAS that they approve the MAS Proposals, and

(ii) will use its reasonable best efforts to solicit proxies to obtain such approval in accordance with the terms hereof.

      5.5. Reasonable Best Efforts. Subject to the terms and conditions herein
           -----------------------
provided, each of MAS and Acquisition Subsidiary agree to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Merger, the Contribution and the other transactions contemplated by this Agreement including, but not limited to (i) obtaining any third party Consent required in connection with the execution and delivery by MAS of this Agreement or the consummation by MAS of the transactions contemplated hereby and (ii) obtaining all Consents from Governmental Authorities required for the consummation of the Merger and the transactions contemplated hereby. Upon the terms and subject to the conditions hereof, MAS agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to satisfy the other conditions of the Closing set forth herein.

      5.6. Public Announcements. So long as this Agreement is in effect, MAS
           --------------------
shall not, and shall cause the MAS Subsidiaries and affiliates not to, issue or cause the publication of any press release or any other announcement with respect to the MAS Proposals, or the transactions contemplated by this Agreement without the consent of ADSX which shall not be unreasonably withheld, conditioned or delayed, except when such release or announcement is required by applicable Law or any applicable listing agreement with, or rules or regulations of, the AMEX or SEC, in which case MAS, to the extent practicable, prior to making such announcement, shall consult with ADSX regarding the same.

      5.7. Compliance. In consummating the Merger, the Contribution and the
           ----------
transactions contemplated hereby, MAS shall comply, and/or cause the MAS Subsidiaries to comply or to be in compliance, in all material respects, with all applicable Laws.

      5.8. Tax Treatment. MAS shall use its reasonable best efforts to cause
           -------------
the Merger to qualify as, and will not take any action which to its knowledge could reasonably be expected to prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code and to cause the Contribution to qualify as, and will not take any action which to its knowledge could reasonably be expected to prevent the Contribution from qualifying under Section 351(a) of the Code. Prior to the Effective Time, MAS shall provide tax counsel to MAS and ADSX rendering an opinion under
Section 8.1.6 below with such certificates concerning such factual matters as such counsel identifies are relevant to its opinion and will use its reasonable best efforts to obtain such a certificate from any stockholder of MAS identified by such counsel.

      5.9. MAS Benefit Plans. Between the date of this Agreement and through
           -----------------
the Effective Time, no discretionary award or grant under any Benefit Plan of MAS or an MAS Subsidiary shall be made without the consent of ADSX, except options for shares of MAS Common Stock (with exercise prices at or above the fair market value of the underlying shares of MAS Common Stock on the date of grant and as disclosed in writing to ADSX) granted to employees of MAS hired on or after the date of this Agreement in the ordinary course of business consistent with past practice as heretofore disclosed to ADSX; nor shall MAS or any MAS

Subsidiary take any action or permit any action to be taken to accelerate the vesting of any warrants or options previously granted pursuant to any such Benefit Plan except as specifically required pursuant to the terms thereof as in effect on the date of this Agreement. Neither MAS nor any MAS Subsidiary shall make any amendment to any Benefit Plan or any awards thereunder without the consent of ADSX, which consent shall not be unreasonably withheld, conditioned or delayed.

      5.10. No Solicitation of Acquisition Proposal. (a) MAS and Acquisition
            ---------------------------------------
Subsidiary shall not, directly or indirectly, take any action to
(1) encourage (including by way of furnishing nonpublic information), solicit, initiate or facilitate any MAS Acquisition Proposal (as defined in subsection (c) hereof), (2) enter into any agreement with respect to any MAS Acquisition Proposal or (3) participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any MAS Acquisition Proposal; provided, however, that if the Board of Directors of MAS determines in good faith, after consultation with outside counsel, that it is necessary to do so to discharge properly its fiduciary duties to stockholders, MAS may, in response to an MAS Acquisition Proposal that such Board determines in good faith is reasonably likely to result in an MAS Superior Proposal (as defined in subsection (c) hereof), and subject to such party's compliance with subsection (b) hereof, (A) furnish information with respect to MAS to the person making such MAS Acquisition Proposal pursuant to a customary confidentiality agreement the terms of which are no more favorable to the other party to such confidentiality agreement than those in place with ADSX and (B) participate in discussions with respect to such MAS Acquisition Proposal. It is expressly understood and agreed that with respect to the foregoing proviso, the legal and financial advisors of MAS shall be able to make inquiries, and engage in discussions, with any party that has made an MAS Acquisition Proposal (and such party's legal and financial advisors) in order to elicit information to allow the Board of Directors of MAS to determine in good faith if such MAS Acquisition Proposal is reasonably likely to result in an MAS Superior Proposal.

      (b) MAS and Acquisition Subsidiary will as promptly as practicable communicate to ADSX any inquiry received by it relating to any potential MAS Acquisition Proposal and the material terms of any proposal or inquiry, including the identity of the person and its affiliates making the same, that it may receive in respect of any such transaction, or of any such information requested from it or of any such negotiations or discussions being sought to be initiated with it.

      (c) "MAS Acquisition Proposal" means any offer or proposal concerning
           ------------------------
any (1) merger, consolidation, business combination, or similar transaction involving MAS, (2) sale, lease or other disposition of assets of MAS representing 20% or more of the consolidated assets of MAS and the MAS Subsidiaries, (3) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of MAS or
(4) transaction in which any person shall acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership or any "group" (as such term is defined under the Exchange Act) that shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the outstanding voting capital stock of MAS. "MAS Superior Proposal" means a
                                          ---------------------
bona fide MAS Acquisition Proposal made by a third party which was not solicited by MAS, its subsidiaries, representatives or other affiliates and which, in the good faith judgment of the Board of Directors of MAS, taking into account, to the extent deemed appropriate by the Board of Directors of MAS, the various legal, financial and regulatory aspects of the proposal and the person making such proposal (A) if accepted, is reasonably likely to be consummated, and (B) if consummated, is reasonably likely to result in a transaction that is more favorable to the stockholders of MAS, from a financial point of view, than the transactions contemplated by this Agreement.

      (d) If the MAS Board of Directors is prepared to accept an MAS Superior Proposal, then MAS shall give ADSX 48 hours notice that MAS is prepared to accept the MAS Superior Proposal, provided that MAS may not definitively accept an MAS Superior Proposal unless MAS concurrently therewith terminates this Agreement pursuant to Section 9.1(f).

      5.11. SEC and Stockholder Filings. MAS shall, within a reasonable time,
            ---------------------------
send to ADSX a copy of all public reports sent to its stockholders, the SEC or any state or foreign securities commission.

      5.12. Takeover Statutes. If any "business combination," "fair price,"
            -----------------
"moratorium," "capital share acquisition" or similar takeover statute or regulation under applicable law (each a "Takeover Statute") is or may become
                                         ----------------
applicable to this Agreement and the transactions contemplated by this Agreement, including the Merger and the Contribution, MAS and its Board of Directors will, to the extent consistent with its fiduciary duties, grant such approvals and will take such other actions as are necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and will otherwise act to eliminate or minimize the effects of any Takeover Statute on the Merger and any of the transactions contemplated hereby.

      5.13. Comfort Letters. Upon the request of ADSX, MAS shall use its
            ---------------
reasonable best efforts to provide to ADSX on or prior to the Closing Date "comfort letters" from the independent certified public accountants for MAS dated the Closing Date, addressed to the Board of Directors of each of MAS and ADSX, covering such matters as ADSX shall reasonably request with respect to facts concerning the financial condition of MAS and the MAS Subsidiaries as are customary for certified public accountants to deliver in connection with a transaction similar to the Merger.

      5.14. MAS Charter Amendment. Immediately prior to or at the Effective
            ---------------------
Time, MAS shall file the MAS Charter Amendment with the Secretary of State of the State of Delaware. As of the Effective Time MAS, shall have reserved, free from preemptive rights, out of its authorized but unissued shares of MAS Common Stock, for the purpose of effecting the conversion of the issued and outstanding shares of DA Common Stock into the Transaction Consideration pursuant to this Agreement, sufficient shares of MAS Common Stock to provide for such conversion and for the exercise of all New MAS Options issued pursuant to this Agreement.

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


                                 ARTICLE VI
                        ADDITIONAL COVENANTS OF ADSX

ADSX covenants and agrees as follows:

      6.1. Conduct of Business of DA, the DA Subsidiaries and the Other
           ------------------------------------------------------------
Subsidiaries. Except as expressly contemplated by this Agreement, disclosed
------------
in the ADSX Securities Filings filed as of the date hereof or set forth in the DA Disclosure Schedule, during the period from the date of this Agreement to the Effective Time, DA shall conduct, and it shall cause the DA Subsidiaries to conduct, the Other Subsidiaries shall conduct, and ADSX shall cause each of them to conduct, its or their respective businesses in the ordinary course and consistent with past practice, subject to the limitations contained in this Agreement, and DA shall, and it shall cause the DA Subsidiaries to, the Other Subsidiaries shall, and ADSX shall cause all of them to, use its or their respective reasonable best efforts to preserve intact its or their respective business organizations, to keep available the services of its or their respective officers, agents and employees and to maintain satisfactory relationships with all persons with whom any of them does business. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, after the date of this Agreement and prior to the Effective Time, none of DA, any DA Subsidiary or any Other Subsidiary will, without the prior written consent of MAS:

         (i) amend or propose to amend its Articles or Certificate of Incorporation or Bylaws (or comparable governing instruments) in any material respect;

         (ii) authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any shares of, or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any shares of, the capital stock or other securities of DA, any DA Subsidiary or any Other Subsidiary including, but not limited to, any securities convertible into or exchangeable for shares of capital stock of any class of DA, any DA Subsidiary or any Other Subsidiary, except for the issuance of shares of DA Common Stock or Other Subsidiaries Common Stock pursuant to the exercise of DA Options or options to acquire any of the Other Subsidiaries Common
      Stock outstanding on the date of this Agreement in accordance with their present terms and except for the grant of options pursuant to
      Section 6.8;

         (iii) split, combine or reclassify any shares of its capital stock or declare, pay or set aside any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, other than dividends or distributions to DA, a DA Subsidiary wholly owned by DA, or any of the Other Subsidiaries or redeem, purchase or otherwise acquire or offer to acquire any shares of its capital stock or other securities;

         (iv) other than in the ordinary course of business consistent with past practice, (a) create, incur or assume any debt or obligations in respect of capital leases, except refinancings of existing obligations on terms and conditions prevailing in the market; (b) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any person; (c) make any capital expenditures or make any loans, advances or capital contributions to, or investments in, any other person (other than to a DA Subsidiary or any Other Subsidiary and customary travel, relocation or business advances to employees); (d) acquire the stock or assets of, or merge or consolidate with, any other person;
      (e) voluntarily incur any material liability or obligation (absolute, accrued, contingent or otherwise); or (f) sell, transfer, mortgage, pledge or otherwise dispose of, or encumber, or agree to sell, transfer, mortgage, pledge or otherwise dispose of or encumber, any assets or properties, real, personal or mixed material to DA and the DA Subsidiaries and Other Subsidiaries taken as a whole other than to secure debt permitted under (a) of this clause (iv), and except for transfers made for fair and adequate consideration;

         (v) increase in any manner the compensation of any of its officers or employees or enter into, establish, amend or terminate any employment, consulting, retention, change in control, collective bargaining, bonus or other incentive compensation, profit sharing, health or other welfare, stock option or other equity, pension, retirement, vacation, severance, deferred compensation or other compensation or benefit plan, policy, agreement, trust, fund or arrangement with, for or in respect of, any stockholder, officer, director, other employee, agent, consultant or affiliate other than
      (a) as required pursuant to the terms of agreements in effect on the date of this Agreement, (b) with respect to non-officer employees, such as are in the ordinary course of business consistent with past practice, or (c) in connection with the acquisition by DA or any of the Other Subsidiaries of another company or business.

         (vi) enter into any lease or amend any lease of real property other than in the ordinary course of business consistent with past practice;

         (vii) make or rescind any express or deemed election relating to Taxes of DA or any of the Other Subsidiaries, unless required to do so by applicable Law;

         (viii) settle or compromise any Tax liability of DA or the Other Subsidiaries or agree to an extension of a statute of limitations with respect to the assessment or determination of Taxes;

         (ix) file or cause to be filed any amended Tax Return with respect to DA or any of the DA Subsidiaries or any of the Other Subsidiaries or file or cause to be filed any claim for refund of Taxes paid by or on behalf of DA, any of the DA Subsidiaries or any of the Other Subsidiaries;

         (x) prepare or file any Tax Return of DA, any DA Subsidiary or any Other Subsidiary inconsistent with past practice in preparing or filing similar Tax Returns in prior periods or, on any such Tax Return, take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, in each case except to the extent required by Law; or

         (xi) enter into any Contract, arrangement or transaction or take any action other than in the ordinary course of business or as otherwise set forth above in (i) - (x) of this section 6.1, which results in an obligation to pay or in the creation of a liability for an amount in excess of $50,000 or which may not be terminated, without additional liability, within six months.

         Furthermore, ADSX covenants that from and after the date of this Agreement, unless MAS shall otherwise expressly consent in writing, DA shall, and DA shall cause each of the DA Subsidiaries to, the Other Subsidiaries shall, and ADSX shall cause each of the them to, use its or their reasonable business efforts to comply in all material respects with all Laws applicable to it or any of its properties, assets or business and maintain in full force and effect all material permits, certificates, licenses, approvals, tariffs and other authorizations necessary for, or otherwise material to, such business.

      6.2. Notification of Certain Matters. ADSX shall give prompt notice to
           -------------------------------
MAS if any of the following occurs after the date of this Agreement: (i) any notice of, or other communication relating to, a material default or Event which, with notice or lapse of time or both, would become a material default under any DA Group Material Contract; (ii) receipt of any notice or other communication in writing from any third party alleging that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, other than a Consent disclosed pursuant to
Section 5.5 or 5.6 above or not required to be disclosed pursuant to the terms thereof; (iii) receipt of any material notice or other communication from the National Association of Securities Dealers or any Governmental Authority (including, but not limited to, the SEC) in connection with the transactions contemplated by this Agreement; (iv) the occurrence of an Event which would reasonably be expected to have a DA Group Material Adverse Effect; and (v) the commencement or threat of any Litigation involving or affecting DA, any DA Subsidiary or any Other Subsidiary, or any of their respective properties or assets, or, to the knowledge of ADSX, any employee, agent, director or officer of DA, any DA Subsidiary or any Other Subsidiary, in his or her capacity as such or as a fiduciary under such Benefit Plan, which, if pending on the date hereof, would have been required to have been disclosed in or pursuant to this Agreement or which relates to the consummation of the Merger and the Contribution, or any material development in connection with any Litigation relating to DA, the DA Subsidiaries or any of the Other Subsidiaries disclosed by ADSX or DA in or pursuant to this Agreement or the ADSX Securities Filings.

      6.3. Access and Information. Between the date of this Agreement and the
           ----------------------
Effective Time, ADSX will give, and will cause each of DA, the DA Subsidiaries and the Other Subsidiaries to give, and shall direct its financial advisors, accountants and legal counsel to give, upon reasonable notice, MAS, its lenders, financial advisors, accountants and legal counsel and their respective authorized representatives at all reasonable times access to all offices and other facilities and to all contracts, agreements, commitments, books and records of or pertaining to DA, the DA Subsidiaries and the Other Subsidiaries, will permit the foregoing to make such reasonable inspections as they may require and will cause its officers promptly to furnish DA with (a) such financial and operating data and other information with respect to the business and properties of DA, the DA Subsidiaries and the Other Subsidiaries as MAS may from time to time reasonably request, and (b) a copy of each material report, schedule and other document filed or received by DA, any of the DA Subsidiaries or any Other Subsidiary pursuant to the requirements of applicable securities laws. The foregoing access will be subject to restrictions contained in confidentiality agreements to which DA, DA's Subsidiaries and the Other Subsidiaries are subject; provided that they shall use reasonable best efforts to obtain waivers of such restrictions.

      6.4. Reasonable Best Efforts. Subject to the terms and conditions herein
           -----------------------
provided, each of ADSX and DA agree to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Merger and the other transactions contemplated by this Agreement including, but not limited to (i) obtaining any third party Consent required in connection with the execution and delivery by DA of this Agreement or the consummation by DA of the transactions contemplated hereby and (ii) obtaining all Consents from Governmental Authorities required for the consummation of the Merger and the transactions contemplated hereby. Upon the terms and subject to the conditions hereof, ADSX and DA agree to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to satisfy the other conditions of the Closing set forth herein.

      6.5. Public Announcements. So long as this Agreement is in effect,
           --------------------
ADSX and DA shall not, and shall cause their affiliates not to, issue or cause the publication of any press release or any other announcement with respect to the MAS Proposals or the transactions contemplated by this Agreement without the consent of MAS which shall not be unreasonably withheld, conditioned or delayed, except when such release or announcement is required by applicable Law or any applicable listing agreement with, or rules or regulations of, the NASD or the SEC, in which case ADSX, to the extent practicable, prior to making such announcement, shall consult with MAS regarding the same.

      6.6. Compliance. In consummating the Merger and the transactions
           ----------
contemplated hereby, ADSX shall comply and/or cause DA, the DA Subsidiaries and the Other Subsidiaries to comply or to be in compliance, in all material respects, with all applicable Laws.

      6.7. Tax Treatment. ADSX shall use its reasonable best efforts to cause
           -------------
the Merger to qualify as, and will not take any action which to its knowledge could reasonably be expected to prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code and to cause the Contribution to qualify as, and will not take any action which to its knowledge could reasonably be expected to prevent the Contribution from qualifying under Section 351(a) of the Code. Prior to the Effective Time, ADSX shall provide tax counsel to MAS and ADSX rendering an opinion under
Section 8.1.6 below with such certificates concerning such factual matters as such counsel identifies are relevant to its opinion and will use its reasonable best efforts to obtain such a certificate from any stockholder of ADSX identified by such counsel.

      6.8. DA Benefit Plans. Between the date of this Agreement and through
           ----------------
the Effective Time, no discretionary award or grant under any Benefit Plan of DA, a DA Subsidiary or any Other Subsidiary shall be made without the consent of MAS, except options for shares of DA Common Stock or the Other Subsidiaries Common Stock (with exercise prices at or above the fair market value of the underlying shares on the date of grant and as disclosed to MAS in writing) granted to employees of DA or the Other Subsidiary hired on or after the date of this

Agreement in the ordinary course of business consistent with past practice as heretofore disclosed to MAS; nor shall DA, a DA Subsidiary or any of the Other Subsidiaries take any action or permit any action to be taken to accelerate the vesting of any warrants or options previously granted pursuant to any such Benefit Plan except as specifically required pursuant to the terms thereof as in effect on the date of this Agreement. Neither DA, any DA Subsidiary nor any of the Other Subsidiaries shall make any amendment to any Benefit Plan or any awards thereunder without the consent of MAS, which consent shall not be unreasonably withheld, conditioned or delayed.

      6.9. No Solicitation of Acquisition Proposal.
           ---------------------------------------

      (a) ADSX and DA shall not, directly or indirectly, take any action to
(1) encourage (including by way of furnishing nonpublic information), solicit, initiate or facilitate any DA Acquisition Proposal (as defined in subsection
(c) of this Section), (2) enter into any agreement with respect to any DA Acquisition Proposal or (3) participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any DA Acquisition Proposal; provided, however, that if the Board of Directors of ADSX determines in good faith, after consultation with outside counsel, that it is necessary to do so to discharge properly its fiduciary duties to stockholders, ADSX or DA may, in response to a DA Acquisition Proposal that such Board determines in good faith is reasonably likely to result in a DA Superior Proposal (as defined in subsection (c) of this Section), and subject to such party's compliance with subsection (b) of this Section, (A) furnish information with respect to DA or any of the Other Subsidiaries to the person making such DA Acquisition Proposal pursuant to a customary confidentiality agreement the terms of which are no more favorable to the other party to such confidentiality agreement than those in place with MAS and (B) participate in discussions with respect to such DA Acquisition Proposal. It is expressly understood and agreed that with respect to the foregoing proviso, ADSX's and DA's legal and financial advisors shall be able to make inquiries, and engage in discussions, with any party that has made a DA Acquisition Proposal (and such party's legal and financial advisors) in order to elicit information to allow the Board of Directors of ADSX and DA to determine in good faith if such DA Acquisition Proposal is reasonably likely to result in a DA Superior Proposal.

      (b) ADSX will as promptly as practicable communicate to MAS any inquiry received by it relating to any potential DA Acquisition Proposal and the material terms of any proposal or inquiry, including the identity of the person and its affiliates making the same, that it may receive in respect of any such transaction, or of any such information requested from it or of any such negotiations or discussions being sought to be initiated with it.

      (c) "DA Acquisition Proposal" means any offer or proposal concerning
           -----------------------
any (1) merger, consolidation, business combination, or similar transaction involving DA or any Other Subsidiary, (2) sale, lease or other disposition of assets of DA or any Other Subsidiary representing 20% or more of the consolidated assets of DA, the DA Subsidiaries and the Other Subsidiaries, taken as a whole, (3) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of DA, any DA Subsidiaries or any Other Subsidiary or (4) transaction in which any person shall acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership or any "group" (as such term is defined under the Exchange Act) that shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the outstanding voting capital stock of DA, any DA Subsidiary or any Other Subsidiary. "DA Superior Proposal" means a bona fide DA
                          --------------------
Acquisition Proposal made by a third party which was not solicited by ADSX, its subsidiaries, representatives or other affiliates and which, in the good faith judgment of ADSX's Board of Directors, taking into account, to the extent deemed appropriate by ADSX's Board of Directors, the various legal, financial and regulatory aspects of the proposal and the person making such proposal (A) if accepted, is reasonably likely to be consummated, and (B) if consummated, is reasonably likely to result in a transaction that is more favorable to the applicable stockholders, from a financial point of view, than the transactions contemplated by this Agreement.

      (d) If the ADSX Board of Directors is prepared to accept a DA Superior Proposal, then ADSX shall give MAS 48 hours notice that ADSX is prepared to accept the DA Superior Proposal, provided that ADSX may not definitively accept a DA Superior Proposal unless ADSX concurrently therewith terminates this Agreement pursuant to Section 9.1(f).

      6.11. SEC and Stockholder Filings. ADSX shall, within a reasonable time,
            ---------------------------
send to MAS a copy of all public reports sent to its stockholders, the SEC or any state or foreign securities commission.

      6.12. Takeover Statutes. If any Takeover Statute is or may become
            -----------------
applicable to this Agreement and the transactions contemplated by this Agreement, including the Merger and the Contribution, ADSX and its Board of Directors will, to the extent consistent with its fiduciary duties, grant such approvals and will take such other actions as are necessary so that the Merger, the Contribution and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and will otherwise act to eliminate or minimize the effects of any Takeover Statute on the Merger and any of the transactions contemplated hereby.

      6.13. Comfort Letters. Upon the request of MAS, ADSX shall use its
            ---------------
reasonable best efforts to provide to MAS on or prior to the Closing Date "comfort letters" from the independent certified public accountants for ADSX, dated the Closing Date, addressed to the Board of Directors of each of MAS and ADSX, covering such matters as MAS shall reasonably request with respect to facts concerning the financial condition of DA, the DA Subsidiaries and the Other Subsidiaries as are customary for certified public accountants to deliver in connection with a transaction similar to the Merger.

      6.14. Indemnification. To the extent that ADSX controls MAS, ADSX shall
            ---------------
cause MAS to insure and guaranty that the provisions with respect to indemnification by MAS now existing in favor of any present or former director, officer, employee or agent (and their respective heirs and assigns) of MAS (the "Indemnified Parties"), as set forth in its charter or
                      -------------------
bylaws or pursuant to other agreements (including any insurance policies), shall survive the Merger, shall not be amended, repealed or modified in any manner as to adversely affect the rights of such Indemnified Parties and shall continue in full force and effect for a period of at least six years from the Effective Time. This Section 6.14 shall survive the closing of any of the transactions contemplated hereby, is intended to benefit the officers and employees of MAS at the Effective Time and each of the Indemnified Parties (each of which shall be entitled to enforce this Section against ADSX as a third-party beneficiary of this Agreement), and shall be binding on all successors and assigns of ADSX.


                                ARTICLE VII.
                              PROXY STATEMENT
                              ---------------

ADSX and MAS shall cooperate and promptly prepare and MAS shall file with the SEC as soon as practicable a proxy statement with respect to the MAS Stockholders Meeting (the "Proxy Statement"). The parties will cause the
                           ---------------
Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. MAS shall use all reasonable efforts, and ADSX will cooperate with MAS, to have the Proxy Statement cleared by the SEC as promptly as practicable. MAS shall, as promptly as practicable, provide copies of any written comments received from the SEC with respect to the Proxy Statement to ADSX and advise ADSX of any material oral comments with respect to the Proxy Statement received from the SEC. MAS agrees that the Proxy Statement and each amendment or supplement thereto at the time of mailing thereof and at the time of the MAS Stockholders Meeting will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by MAS in reliance upon and in conformity with written information concerning ADSX furnished to MAS by ADSX specifically for use in the Proxy Statement. ADSX agrees that the written information provided by it for inclusion in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the MAS Stockholders Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement and any amendments or supplements thereto shall be approved by ADSX, which such approval shall not be unreasonably withheld, conditioned or delayed. ADSX shall assist MAS in the preparation of any pro forma financial statements required to be included in the Proxy Statement. MAS will advise ADSX promptly of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. Whenever any event or condition affecting MAS or ADSX occurs that is required to be set forth in an amendment or supplement to the Proxy Statement, such party will promptly inform the other of such occurrence and cooperate in filing with the SEC or any other Governmental Authority, and in mailing to stockholders of MAS, such amendment or supplement.

                               ARTICLE VIII.
                                CONDITIONS
                                ----------

      8.1. Conditions to Each Party's Obligations. The respective obligations
           --------------------------------------
of each party to effect the Merger and the Contribution shall be subject to the fulfillment or waiver on or prior to the Closing Date of the following conditions:

           8.1.1. MAS Stockholder Approval. The MAS Charter Amendment, this
                  ------------------------
Agreement and the transactions contemplated hereby including the Merger shall have been approved at or prior to the Effective Time by the requisite vote of the stockholders of MAS in accordance with the DGCL, the Amended and Restated Certificate of Incorporation of MAS.

           8.1.2. No Injunction or Action. No order, statute, rule, regulation,
                  -----------------------
executive order, stay, decree, judgment or injunction shall have been enacted, entered, promulgated or enforced by any court or other Governmental Authority, which prohibits or prevents the consummation of the Transaction which has not been vacated, dismissed or withdrawn by the Effective Time.
ADSX and MAS shall use their reasonable best efforts to have any of the foregoing vacated, dismissed or withdrawn on or prior to the Effective Time.

           8.1.3. Governmental Approvals. All Consents of any Governmental
                  ----------------------
Authority required for the consummation of the Merger and the Contribution and the transactions contemplated by this Agreement shall have been obtained by Final Order (as hereafter defined), except those the failure of which to obtain will have neither an MAS Material Adverse Effect nor a DA Group Material Adverse Effect. The term "Final Order" with respect to any Consent
                                   -----------
of a Governmental Authority shall mean an action by the appropriate Governmental Authority as to which: (i) no request for stay by such Governmental Authority of the action is pending, no such stay is in effect, and, if any deadline for filing any such request is designated by statute or regulation, it has passed; (ii) no petition for rehearing or reconsideration of the action is pending before such Governmental Authority, and no appeal or comparable administrative remedy with such or any other Governmental Authority is pending before such Governmental Authority, and the time for filing any such petition, appeal or administrative remedy has passed;
(iii) such Governmental Authority does not have the action under reconsideration on its own motion and the time for such reconsideration has passed; and (iv) no appeal to a court, or request for stay by a court, of the Governmental Authority action is pending or in effect, and if any deadline for filing any such appeal or request is designated by statute or rule, it has passed.

           8.1.4. Required Consents. Any required Consents of any person to
                  -----------------
the Merger or the Contribution or the transactions contemplated hereby as described in Sections 3.5, 3.6, 3.14, 4.5, 4.6 and 4.14 shall have been obtained and be in full force and effect, including, but not limited to,
(i) the filing of the Certificate of Merger and the MAS Charter Amendment with the Secretary of State of the State of Delaware in accordance with the DGCL,
(ii) the filing of the definitive Proxy Statement with the SEC, (iii) the filing of all necessary notices and applications as may be required under the rules of the AMEX and the National Association of Securities Dealers,
(iv) Consents from or with Governmental Authorities set forth on the MAS Disclosure Schedule, (v) Consents from or with Governmental Authorities set forth on the DA Disclosure Schedule, (vi) the Consent substantially in the form set forth in Exhibit C attached hereto relating to the Second Amended and Restated Term and Revolving Credit Agreement dated October 17, 2000, by and among IBM Credit Corporation, IBM Financing, ADSX and Ground Effects, Ltd., as amended by Acknowledgment, Waiver and Amendment No. 1 dated March 30, 2001, and (vii) the Consents required pursuant to the contracts set forth in Schedule 4.14 to the DA Disclosure Schedule.

           8.1.5. Tax Opinion. ADSX shall have received an opinion from its
                  -----------
tax counsel, in form and substance reasonably satisfactory to ADSX and on the basis of facts, representations and assumptions set forth in such opinion, substantially to the effect that the Merger and the Contribution will qualify either as or both a reorganization within the meaning of Section 368(a) of the Code or as a contribution under Section 351(a) of the Code, and MAS shall have received an opinion from its tax counsel, in form and substance reasonably satisfactory to MAS and on the basis of facts, representations and assumptions set forth in such opinion, substantially to the effect that the Merger and the Contribution will qualify either as or both a reorganization within the meaning of Section 368(a) of the Code or as a contribution under Section 351(a) of the Code.

      8.2. Conditions to Obligations of MAS and Acquisition Subsidiary. The
           -----------------------------------------------------------
obligations of MAS and Acquisition Subsidiary to effect the Merger and the Contribution shall be subject to the fulfillment on or prior to the Closing Date of the following additional conditions, any one or more of which may be waived by MAS:

           8.2.1. ADSX Representation and Warranties. As of the Closing Date,
                  ----------------------------------
none of the representations or warranties of ADSX contained in this Agreement, disregarding any qualifications herein regarding materiality or DA Group Material Adverse Effect, shall be untrue or incorrect as of the Closing Date, except to the extent such representations and warranties speak as of an earlier date, to the extent that such untrue or incorrect representations or warranties, when taken together as a whole, have had or would reasonably be expected to have a DA Group Material Adverse Effect.

           8.2.2. Performance by ADSX and DA. ADSX and DA shall have performed
                  --------------------------
and complied with all of the covenants and agreements in all material respects and satisfied in all material respects all of the conditions required by this Agreement to be performed or complied with or satisfied by ADSX or DA on or prior to the Closing Date.

           8.2.3. Absence of Certain Liens. There shall be no liens or other
                  ------------------------
encumbrances on the outstanding shares of the Other Subsidiaries or any of the assets of DA securing indebtedness for money borrowed, including any existing or successor credit facilities of any kind to any party, including the IBM facility referred to in Section 8.1.4 above.

           8.2.4. No Material Adverse Change. There shall not have occurred
                  --------------------------
after the date hereof any Event that has had or reasonably would be expected to have a DA Group Material Adverse Effect.

           8.2.5. Certificates and other Deliveries. ADSX shall have delivered
                  ---------------------------------
to MAS (i) a certificate executed on its behalf by its Chief Executive
Officer or its president and attested by any secretary or assistant secretary to the effect that the conditions set forth in Subsections 8.2.1,

8.2.2 and 8.2.3, above, have been satisfied (ii) a certificate of good standing from the Secretary of State of the State of Delaware stating that DA is a validly existing corporation in good standing; (iii) duly adopted resolutions of the Board of Directors of ADSX and DA and of ADSX as the sole stockholder of DA approving the execution, delivery and performance of this Agreement and the instruments contemplated herein, certified by the Secretary or an Assistant Secretary of ADSX and (iv) certificates evidencing the Other Subsidiaries Common Stock referred to in Section 1.1(b).

           8.2.6. Opinion of ADSX Counsel. MAS shall have received a customary
                  -----------------------
opinion of counsel to ADSX, in form and substance reasonably satisfactory to MAS.

           8.2.7. Financial Opinion. Jessup & Lamont shall not have withdrawn,
                  -----------------
modified or revised its fairness opinion to the Special Committee of the Board of Directors of MAS.

      8.3. Conditions to Obligations of ADSX and DA. The obligations of ADSX
           ----------------------------------------
and DA to effect the Merger and the Contribution shall be subject to the fulfillment on or prior to the Closing Date of the following additional conditions, any one or more of which may be waived by ADSX:

           8.3.1. MAS Representations and Warranties. As of the Closing Date,
                  ----------------------------------
none of the representations or warranties of MAS contained in this Agreement, disregarding any qualifications herein regarding materiality or MAS Material Adverse Effect shall be untrue or incorrect as of the Closing Date, except to the extent such representations and warranties speak as of an earlier date, to the extent that such untrue or incorrect representations or warranties, when taken together as a whole, have had or would reasonably be expected to have an MAS Material Adverse Effect.

           8.3.2. Performance by MAS and Acquisition Subsidiary. MAS and
                  ---------------------------------------------
Acquisition Subsidiary shall have performed and complied with all the covenants and agreements in all material respects and satisfied in all material respects all the conditions required by this Agreement to be performed or complied with or satisfied by MAS or Acquisition Subsidiary on or prior to the Closing Date.

           8.3.3. No Material Adverse Change. There shall have not occurred
                  --------------------------
after the date hereof any Event that has had or reasonably would be expected to have an MAS Material Adverse Effect.

           8.3.4. Certificates and Other Deliveries. MAS shall have delivered,
                  ---------------------------------
or caused to be delivered, to ADSX (i) a certificate executed on its behalf by Chief Executive Officer or its president and attested by any secretary or assistant secretary to the effect that the conditions set forth in Subsections 8.3.1, 8.3.2 and 8.3.3, above and 8.3.5 and 8.3.6 below, have been satisfied; (ii) certificates of good standing from the Secretary of State of the State of Delaware stating that MAS and Acquisition Subsidiary are both validly existing corporations in good standing; (iii) duly adopted resolutions of the Board of Directors of MAS and Acquisition Subsidiary approving the execution, delivery and performance of this Agreement and the instruments contemplated hereby and of the stockholders of MAS approving the MAS Proposals, certified by the Secretary or an Assistant Secretary of MAS; (iv) a true and complete copy of the Amended and Restated Certificate of Incorporation of MAS (before the effect of the MAS Charter Amendment) and Acquisition Subsidiary certified by the Secretary of State of the State of Delaware, and a true and complete copy of the Bylaws of MAS and Acquisition Subsidiary certified by the Secretary or an Assistant Secretary of MAS; (v) one or more certificates evidencing the MAS Common Stock referred to in Section 2.2 pursuant to the Merger, and
(vi) such other documents and instruments as ADSX reasonably may request.

           8.3.5. Opinion of MAS Counsel. ADSX shall have received a customary
                  ----------------------
opinion of counsel to MAS, in form and substance reasonably satisfactory to ADSX.

           8.3.6. Registration Rights Agreement. MAS shall have fully executed
                  -----------------------------
and delivered to ADSX the Registration Rights Agreement in the form attached hereto as Exhibit D.

           8.3.7. AMEX Listing. ADSX shall have received assurances from the
                  ------------
American Stock Exchange ("AMEX") to its reasonable satisfaction that following consummation of the Transaction shares of MAS common stock will remain listed for trading on AMEX.

                                ARTICLE IX.
                        TERMINATION AND ABANDONMENT
                        ---------------------------

      9.1. Termination. This Agreement may be terminated at any time prior to
           -----------
the Effective Time, whether before or after approval of this Agreement and the Merger by the stockholders of MAS:

      (a) by mutual consent of MAS and ADSX;

      (b) (1) by MAS (provided that MAS is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there has been a breach by ADSX or DA of any of their representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue, in any such case such that the conditions set forth in Section 8.2.1 or Section 8.2.2 will not be satisfied and, in either such case, such breach or condition has not been promptly cured within 30 days following receipt by ADSX of written notice of such breach; (2) by ADSX (provided that ADSX is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there has been a breach by MAS or Acquisition Subsidiary of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue, in any such case such that the conditions set forth in Section 8.3.1 or Section 8.3.2 will not be satisfied and such breach or condition has not been promptly cured within 30 days following receipt by MAS of written notice of such breach;

      (c) by either ADSX or MAS if any decree, permanent injunction, judgment, order or other action by any court of competent jurisdiction, any arbitrator or any Governmental Authority preventing or prohibiting consummation of the Merger shall have become final and nonappealable (so long as the party seeking termination is not in breach of Section 5.5 or Section 6.4 hereof);

      (d) by either ADSX or MAS if the Merger and the Contribution shall not have been consummated before the "End Date", which shall be April 30, 2002. Notwithstanding the foregoing, a party shall not be permitted to terminate this Agreement pursuant to this paragraph (d) if the failure of the Effective Time to occur by the End Date shall be due to the failure of such party to perform or observe in all material respects the covenants and agreements of such party set forth herein.

      (e) by either ADSX or MAS if the MAS Charter Amendment, this Agreement and the transactions contemplated by this Agreement including the Merger shall fail to receive the requisite vote for approval and adoption by the stockholders of MAS at the MAS Stockholders Meeting or any adjournment or postponement thereof; provided that the right to terminate this Agreement under this Section 9.1(e) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of such approval to have been obtained;

      (f) by either ADSX or MAS concurrently with its acceptance of a DA Superior Proposal or an MAS Superior Proposal, as applicable;

      (g) by either ADSX or MAS if the Board of Directors of the other shall have withdrawn, or modified or changed, in a manner adverse to the other, its approval or recommendation of the Merger and the Contribution; or

      (h) by MAS at any time following 5:00 PM eastern standard time on November 2, 2001, and prior to 5:00 PM on November 6, 2001, if either
(i) ADSX has not delivered the DA Disclosure Schedule by such time, or
(ii) upon review of the DA Disclosure Schedule and Exhibits, MAS is not, for any reason, satisfied therewith.

      9.2. Effect of Termination. (a) In the event of the termination of this
           ---------------------
Agreement by either MAS or ADSX pursuant to Section 9.1, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of ADSX, DA, Acquisition Subsidiary or MAS, other than the provisions of this Section 9.2, Section 10.1 and Section 10.7, and except to the extent that such termination results from the material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                 ARTICLE X.
                               MISCELLANEOUS
                               -------------

      10.1. Confidentiality. Unless (i) otherwise expressly provided in this
            ---------------
Agreement, (ii) required by applicable Law, (iii) necessary to secure any required Consents as to which the other party has been advised, or
(iv) consented to in writing by ADSX and MAS, this Agreement and any information or documents furnished in connection herewith shall be kept strictly confidential by MAS and the MAS Subsidiaries, ADSX, DA, the DA Subsidiaries, the Other Subsidiaries and any other subsidiaries of ADSX, and their respective officers, directors, employees and agents.

Prior to any disclosure pursuant to the preceding sentence, the party intending to make such disclosure shall consult with the other party to the extent practicable regarding the nature and extent of the disclosure. Subject to the preceding sentence, nothing contained herein shall preclude disclosures to the extent necessary to comply with accounting, SEC, National Association of Securities Dealers of AMEX and other disclosure obligations imposed by applicable Law. ADSX and MAS shall cooperate with the other and provide such information and documents as may be required in connection with any such filings. In the event the Merger is not consummated, ADSX and MAS shall return to the other all documents furnished by the other and all copies thereof made by such party and will hold in absolute confidence all information obtained from the other party except to the extent (i) such party is required to disclose such information by Law or such disclosure is necessary in connection with the pursuit or defense of a claim, (ii) such information was known by such party prior to such disclosure or was thereafter developed or obtained by such party independent of such disclosure, (iii) such party received such information on a non-confidential basis from a source, other than the other party, which is not known by such party to be bound by a confidentiality obligation with respect thereto or
(iv) such information becomes generally available to the public or is otherwise no longer confidential. Prior to any disclosure of information pursuant to the exception in clause (i) of the preceding sentence, the party intending to disclose the same shall so notify the party which provided the same to the extent practicable in order that such party may seek a protective order or other appropriate remedy should it choose to do so.

      10.2. Amendment and Modification. To the extent permitted by applicable
            --------------------------
Law, this Agreement may be amended, modified or supplemented only by a written agreement among MAS, Acquisition Subsidiary, ADSX and DA, whether before or after approval of this Agreement and the Merger by the stockholders of MAS, except that following approval by the stockholders of MAS, there shall be no amendment or change to the provisions hereof with respect to the Transaction Consideration or that adversely affects the Public Stockholders without further approval by the Public Stockholders of MAS, and no other amendment shall be made which by law requires further approval by such stockholders without such further approval.

      10.3. Waiver of Compliance; Consents. Any failure of MAS or Acquisition
            ------------------------------
Subsidiary on the one hand, or ADSX or DA on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by ADSX on the one hand, or MAS on the other hand, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 10.3.

      10.4. Survival of Representations and Warranties. The respective
            ------------------------------------------
representations and warranties of MAS and Acquisition Subsidiary and ADSX and DA contained herein or in any certificates or other documents delivered prior to or at the Closing shall survive the execution and delivery of this Agreement, notwithstanding any investigation made or information obtained by the other party, but shall terminate at the Effective Time.

      10.5. Notices. All notices and other communications hereunder shall
            -------
be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, receipt confirmed, or on the next business day when sent by overnight courier or on the second succeeding business day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

              (i)  if to ADSX or DA,

                   Applied Digital Solutions, Inc.
                   400 Royal Palm Way, Suite 410
                   Palm Beach, Florida 33480
                   Attention: General Counsel
                   Telecopy: (561)805-0001

              with a copy to:

                   Bryan Cave LLP
                   211 North Broadway, Suite 3600
                   St. Louis, Missouri 63102-2750
                   Attention: Denis P. McCusker, Esq.
                   Telecopy: (314) 259-2020

                 and

              (ii) if to MAS or Acquisition Subsidiary,

                   Medical Advisory Systems, Inc.
                   8050 Southern Maryland Blvd.
                   Owings, Maryland 20736
                   Attention: President
                   Telecopy: (410) 257-2704
              with a copy to:

                   Baker & Hostetler LLP
                   Washington Square, Suite 1100
                   1050 Connecticut Avenue, N.W.
                   Washington, D.C. 20035-5304
                   Attention: William Conti, Esq.
                   Telecopy: (202) 861-1783

                   and to:

                   Jenkins & Gilchrist Parker Chapin LLP
                   The Chrysler Building
                   405 Lexington Avenue
                   New York, New York 10174
                   Attention: Gary J. Simon, Esq.
                   Telecopy: (212) 704-6288

      10.6. Binding Effect; Assignment. This Agreement and all of the
            --------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto prior to the Effective Time without the prior written consent of the other parties hereto.

      10.7. Expenses. All costs and expenses incurred in connection with this
            --------
Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

      10.8. Governing Law. This Agreement shall be deemed to be made in, and
            -------------
in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of, the State of New York, and the parties hereto consent to the jurisdiction of the courts of or in the State of New York in connection with any dispute or controversy relating to or arising out of this Agreement and the transactions contemplated hereby.

      10.9. Counterparts. This Agreement may be executed in counterparts,
            ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10.10. Interpretation. The article and section headings contained in
             --------------
this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. No rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting this Agreement. As used in this Agreement, (i) the term "person" shall mean and include an individual,
                              ------
a partnership, a joint venture, a corporation, a limited liability company, a trust, an association, an unincorporated organization, a Governmental Authority and any other entity; (ii) the term "affiliate," with respect to
                                               ---------
any person,
shall mean and include any person controlling, controlled by or under common control with such person; and (iii) the term "subsidiary" of any specified
                                              ----------
person shall mean any corporation the majority of the outstanding voting power of which, or any partnership, joint venture, limited liability company or other entity the majority of the total equity interest of which, is directly or indirectly owned by such specified person.

      10.11. Entire Agreement. This Agreement and the other agreements,
             ----------------
documents or instruments referred to herein or executed in connection herewith including, but not limited to, the MAS Disclosure Schedule and DA Disclosure Schedule, which schedules are incorporated herein by reference, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter.

      10.12. Specific Performance. The parties hereto agree that irreparable
             --------------------
damage would occur in the event that any of the provisions in this Agreement were not performed in accordance with their specific terms or were otherwise reached. Accordingly, the parties further agree that each party shall be entitled to an injunction or restraining order to prevent breaches hereof or thereof and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state having jurisdiction, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

      10.13. Third Parties. Nothing contained in this Agreement or in any
             -------------
instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto, or, a successor or permitted assign of such a party.


                         [REMAINDER OF PAGE BLANK]

      IN WITNESS WHEREOF, ADSX, DA, MAS and Acquisition Subsidiary have caused this Agreement to be signed and delivered by their respective duly authorized officers as of the date first above written.


APPLIED DIGITAL SOLUTIONS, INC.            MEDICAL ADVISORY SYSTEMS, INC.
By:                                        By:
   -------------------------------            -------------------------------
   Name:                                      Name:
   Title:                                     Title:

DIGITAL ANGEL CORPORATION                  ACQUISITION SUBSIDIARY, INC.
By:                                        By:
   -------------------------------            -------------------------------
   Name:                                      Name:
   Title:                                     Title:

                           INDEX OF DEFINED TERMS
                           ----------------------

                                                                    PAGE WHERE
TERM                                                                  DEFINED

Acquisition Subsidiary.......................................................1
Acquisition Subsidiary Common Stock..........................................5
ADSX.........................................................................1
ADSX Securities Filings.....................................................18
affiliate ..................................................................46
Agreement ...................................................................1
Benefit Plan................................................................10
Certificate of Merger........................................................2
Closing .....................................................................2
Closing Date.................................................................2
Code ........................................................................1
Consent......................................................................6
Contract ....................................................................9
Contribution ................................................................1
DA...........................................................................1
DA Acquisition Proposal.....................................................37
DA Common Stock .............................................................3
DA Disclosure Schedule......................................................15
DA Group Financial Statements...............................................19
DA Group Material Adverse Effect............................................16
DA Group Material Contract..................................................20
DA Options ..................................................................4
DA Subsidiaries ............................................................15
DA Superior Proposal........................................................37
DGCL.........................................................................2
Effective Time...............................................................2
Enforceability Exceptions....................................................6
Environmental Laws..........................................................13
Environmental Permits.......................................................13
ERISA ......................................................................10
Event .......................................................................8
Exchange Act ................................................................5
Final Order ................................................................40
Governmental Authority.......................................................6
Indemnified Parties ........................................................38
Intellectual Property.......................................................12
Interested Stockholders......................................................1
IP Claim Notice.............................................................13
Law..........................................................................7
Litigation ..................................................................7
MAS..........................................................................1
MAS Acquisition Proposal....................................................31
MAS Charter Amendment........................................................3
MAS Common Stock.............................................................3

MAS Disclosure Schedule......................................................4
MAS Financial Statements.....................................................8
MAS Material Adverse Effect..................................................4
MAS Material Contract........................................................9
MAS Proposals...............................................................29
MAS Securities Filings.......................................................7
MAS Stockholders Meeting....................................................29
MAS Subsidiaries.............................................................4
MAS Superior Proposal.......................................................31
Merger.......................................................................1
Multi-Employer Plan.........................................................10
NASD.........................................................................6
New MAS Options..............................................................4
Other Subsidiaries...........................................................1
Other Subsidiaries Common Stock..............................................2
person......................................................................46
Proxy Statement.............................................................38
Public Stockholders..........................................................1
SEC .........................................................................6
Securities Act ..............................................................5
subsidiary .................................................................47
Surviving Corporation........................................................2
Takeover Statute............................................................32
Tax.........................................................................12
Tax Return..................................................................12
Transaction..................................................................1
Transaction Consideration....................................................3

                                     2